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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

JAGUAR HEALTH, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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201 Mission Street, Suite 2375, San Francisco, CA 94105
Tel: 415.371.8300    •    Fax: 415.371.8311
https://jaguar.health

[                    ], 2020

Dear Stockholder:

         You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Jaguar Health, Inc. (the "Company") to be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Friday, May 15, 2020, at 8:30 a.m., local time.

         At the Annual Meeting you will be asked to (i) elect one (1) Class II director to our Board of Directors, (ii) approve an amendment to the Company's 2014 Stock Incentive Plan (the "2014 Plan") to increase the annual replenishment of the share pool to five percent (5%) of the total number of shares of our common stock outstanding on December 31st of the preceding calendar year, (iii) approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of 68,807 shares of our common stock to Oasis Capital, LLC pursuant to the equity purchase agreement, dated March 24, 2020, between the Company and Oasis Capital, and (iv) ratify the appointment of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2020.

         It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting in person. You may vote on the Internet, by telephone or by completing and mailing a proxy card or voting instruction form. Voting over the Internet, by telephone or by mail will ensure your shares are represented at the annual meeting. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person. Please read the enclosed information carefully before voting.

Sincerely,

Lisa A. Conte Chief Executive Officer & President

JAGUAR HEALTH, INC.
201 Mission Street
Suite 2375
San Francisco, CA 94105

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 15, 2020

        NOTICE HEREBY IS GIVEN that the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Jaguar Health, Inc. (the "Company") will be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Friday, May 15, 2020, at 8:30 a.m., local time, for the following purposes:

          1.     Electing one (1) Class II director (Proposal 1);

          2.     Approve an amendment to the Jaguar Health, Inc. 2014 Stock Incentive Plan to increase the annual replenishment of the share pool to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year (Proposal 2);

          3.     Approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 68,807 shares of Common Stock to Oasis Capital, LLC ("Oasis Capital") as consideration for Oasis Capital's commitment, pursuant to the Company's equity purchase agreement with Oasis Capital, to purchase from the Company, from time to time, up to $2,000,000 shares of Common Stock (Proposal 3);

          4.     Ratifying the appointment of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2020 (Proposal 4); and

          5.     Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.

        The board of directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting. Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 23, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

By Order of the Board of Directors.

Lisa A. Conte Chief Executive Officer & President

San Francisco, California
[                    ], 2020

        Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on March 23, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. If you have questions concerning the proposals in the Proxy Statement, would like additional copies of the Proxy Statement or need help in voting your shares of Common Stock, please contact our proxy solicitor Georgeson LLC at 866-821-0284.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 15, 2020. The proxy materials are available at
https://jaguarhealth.gcs-web.com/financial-information/annual-reports

PLEASE CAREFULLY READ THE PROXY STATEMENT. EVEN IF YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM. IF YOU VOTE BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD OR VOTING INSTRUCTION FORM BY MAIL. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE (AS DESCRIBED BELOW).

JAGUAR HEALTH, INC.
201 Mission Street
Suite 2375
San Francisco, CA 94105

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 15, 2020

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

        We are furnishing this Proxy Statement to our stockholders in connection with the solicitation of proxies by our board of directors to be voted at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") and at any adjournment or postponement thereof. The Annual Meeting will be held at 201 Mission Street, Suite 2375, San Francisco, CA 94105, on Friday, May 15, 2020, at 8:30 a.m., local time.

        When used in this Proxy Statement, the terms the "Company," "we," "us," "our" and "Jaguar" refer to Jaguar Health, Inc.

        The Securities and Exchange Commission ("SEC") rules require us to provide an annual report to stockholders who receive this Proxy Statement. Accordingly, we have enclosed our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the "Annual Report"), which was filed on April 2, 2020, with this Proxy Statement, and we will also provide copies of such documents to brokers, dealers, banks, voting trustees and their nominees for the benefit of their beneficial owners of record. Pursuant to rules adopted by the SEC, the Company is also providing access to its proxy materials over the Internet. All stockholders will have the ability to access the proxy materials at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

        The date on which the Notice of 2020 Annual Meeting of Stockholders, this Proxy Statement, the Annual Report and form of proxy card or voting instruction form are first being sent or given to stockholders is on or about April 16, 2020.

GENERAL INFORMATION ABOUT VOTING

Record Date

        As of March 23, 2020, the record date for the Annual Meeting (the "Record Date"), 15,321,913 shares of our voting common stock, par value $0.0001 per share (the "Common Stock"), 5,524,926 shares of our Series A Convertible Participating Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), 1,971 shares of our Series B Convertible Preferred Stock, par value $0.0001 per share (the "Series B Preferred Stock" and 10,165 shares of our Series B-2 Convertible Preferred Stock, par value $0.0001 per share (the "Series B-2 Preferred Stock"), were issued and outstanding. Only holders of record of our Common Stock and our Series A Preferred Stock as of the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof. A list of such holders will be open to the examination of any stockholder for any purpose germane to the meeting at Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, CA 94105 for a period of ten (10) days prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting. In addition, as of March 23, 2020, 40,301,237 shares of our non-voting common stock were outstanding, but these shares will have no voting rights with respect to any of the proposals being considered at the Annual Meeting. Each share of non-voting common stock is convertible into one-one thousand fiftieth (1/1,050th) of a share of Common Stock at the election of the holder thereof or automatically upon transfer to anyone that is not Nantucket Investments Limited or an affiliated investment fund. The use of the capitalized term "Common Stock" in this Proxy Statement and related materials refers only to the Company's voting common stock and does not include the Company's convertible non-voting common stock.

Voting, Quorum and Revocability of Proxies

        Each share of Common Stock entitles the holder of record thereof to one vote. Each share of Series A Preferred Stock entitles the holder of record thereof to 0.0857 votes (on an as converted to Common Stock basis, calculated assuming that the conversion price for the Series A Preferred Stock is $19.425 (subject to appropriate adjustment in the event of any stock dividend, stock split, reverse stock split, combination or other similar recapitalization)) as provided in the Certificate of Designation of the Series A Convertible Participating Preferred Stock (as amended, the "Certificate of Designation")). No other securities are entitled to be voted at the Annual Meeting. Each stockholder holding Common Stock or Preferred Stock may vote in person or by proxy on all matters that properly come before the Annual Meeting and any adjournment or postponement thereof (except as otherwise described below).

        Stockholders have no right to cumulative voting as to any matter, including the election of directors.

        The presence, in person or by proxy, of stockholders entitled to vote a majority of the shares of Common Stock and Series A Preferred Stock (on an as converted to Common Stock basis subject to the Nasdaq Voting Limitations) outstanding on the Record Date will constitute a quorum for purposes of voting at the Annual Meeting. Properly executed proxies marked "ABSTAIN" or "WITHHOLD AUTHORITY," as well as broker non-votes, will be counted as "present" for purposes of determining the existence of a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

        Our board of directors is soliciting proxies for use in connection with the Annual Meeting and any postponement or adjournment thereof. If you vote your shares via the Internet or by telephone or execute and return the proxy card or voting instruction form accompanying this Proxy Statement, your shares will be voted as you direct on all matters properly coming before the Annual Meeting for a vote. For Proposals 1, 2, 3 and 4, you may vote "FOR, "AGAINST" or "ABSTAIN."

        If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC (the "Transfer Agent"), you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to the Company or to vote your shares in person at the Annual Meeting. If you hold your shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting provided that you present a valid legal proxy from the record holder (i.e., bank, broker, trustee or other nominee) to you.

        Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the proxy card or voting instruction form, so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person by written ballot at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

        You may revoke your proxy by (a) delivering to the Secretary of the Company at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy, (b) duly executing a subsequent proxy and delivering it to the Secretary of the Company at or before the Annual Meeting or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered at or prior to the Annual Meeting to: Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, CA 94105, Attention: Jonathan S. Wolin. Beneficial owners of our Common Stock who are not holders of record and wish to revoke their proxy should contact their bank, brokerage firm or other custodian, nominee or fiduciary to inquire about how to revoke their proxy.

        The shares represented by all valid proxies received will be voted in the manner specified. Where specific choices are not indicated on a validly executed and delivered proxy, the shares represented by such proxy will be voted: (i) "FOR" the nominee for director named in this Proxy Statement, (ii) "FOR" the approval of an amendment to the Company's 2014 Stock Incentive Plan to increase the annual replenishment of the share pool to 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, (iii) "FOR" the approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of 68,807 shares of Common Stock to Oasis Capital, LLC ("Oasis Capital") pursuant to the equity purchase agreement, dated March 24, 2020, between the Company and Oasis Capital, and (iv) "FOR" the ratification of the appointment of Mayer Hoffman McCann P.C. ("MHM") as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2020.

        We will bear all expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement. We have retained Georgeson LLC to solicit proxies for a base fee of $6,500 plus reimbursement of reasonable out-of-pocket expenses. In addition to solicitation by use of the mail, proxies may be solicited by telephone, facsimile or personally by our directors, officers and employees, who will receive no extra compensation for their services. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy soliciting materials to beneficial owners of shares of Common Stock.

Broker Voting

        Brokers holding shares of record in "street name" for a client have the discretionary authority to vote on some matters (routine matters) if they do not receive instructions from the client regarding how the client wants the shares voted at least 10 days before the date of the meeting; provided the proxy materials are transmitted to the client at least 15 days before the meeting. There are also some matters with respect to which brokers do not have discretionary authority to vote (non-routine matters) if they do not receive timely instructions from the client. When a broker does not have discretion to vote on a particular matter and the client has not given timely instructions on how the broker should vote, a broker non-vote results. Any broker non-vote will be counted as present at the Annual Meeting for purposes of determining a quorum, but will be treated as not entitled to vote with respect to non-routine matters.

        The proposal to ratify the appointment of MHM as our independent registered public accounting firm for the fiscal year ended December 31, 2020 (Proposal 4) is considered a routine matter and brokers will be permitted to vote in their discretion on these matters on behalf of clients who have not furnished voting instructions at least 10 days before the date of the Annual Meeting. In contrast, the proposal to elect directors (Proposal 1), the proposal to amend the 2014 Plan to increase the annual replenishment of the share pool (Proposal 2) and the proposal to issue shares of Common Stock to Oasis Capital (Proposal 3) are not considered "routine" items and brokers do not have discretionary authority to vote on behalf of clients on such matters.

Required Vote

Proposal 1—Election of Class II Director

        With respect to the proposal to elect a director (Proposal 1), you may vote in favor of the nominee, withhold your vote as to the nominee or vote in favor of or withhold your vote as to the nominee. The vote required to approve Proposal 1 is governed by Delaware law, our Third Amended and Restated Certificate of Incorporation, as amended (the "COI"), and our Amended and Restated Bylaws (the "Bylaws") and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. Stockholders have no right to cumulative voting as to any matter, including the election of directors.

Proposal 2—Amend the 2014 Stock Plan to increase the annual replenishment of the share pool to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year.

        With respect to the proposal to approve an amendment to the 2014 Plan to extend the current evergreen provision, which is the annual replenishment of the share pool by five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, for a five (5)-year period up to and including January 1, 2024, you may vote in favor of the proposal, vote against the proposal or abstain from voting. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

        The vote required to approve the proposal is governed by Delaware law, Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively in person or by proxy at the Annual Meeting and entitled to vote. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

Proposal 3—Issuance of Shares of Common Stock to Oasis Capital for Purposes of Nasdaq Listing Rule 5635(d)

        With respect to the proposal to approve, for purposes of Nasdaq Rule 5635(d), the issuance of 68,807 shares of Common Stock to Oasis Capital as consideration for Oasis Capital's commitment to purchase shares of Common Stock under an equity line (Proposal 3), you may vote in favor of the proposal, vote against the proposal or abstain from voting.

        The vote required to approve the proposal is governed by Delaware law, Nasdaq Listing Rules, our COI and our Bylaws and is the affirmative vote of the holders of a majority of the votes cast affirmatively or negatively in person or by proxy at the Annual Meeting and entitled to vote. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.

Proposal 4—Ratification of Independent Registered Public Accounting Firm

        With respect to the proposal to ratify the Audit Committee's appointment of MHM as our independent registered public accounting firm for the fiscal year ended December 31, 2020 (Proposal 4), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The vote required to approve the proposal is governed by Delaware law, our COI and our Bylaws and is the affirmative vote of the holders of a majority of votes cast affirmatively or negatively in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.

NO DISSENTERS' RIGHTS

        The corporate action described in this Proxy Statement will not afford to stockholders the opportunity to dissent from the actions described herein and receive an agreed or judicially appraised value for their shares of Common Stock.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        The statements in this Proxy Statement that are not historical statements, including statements regarding future capital-raising activities and expected use of proceeds therefrom, our estimates regarding expenses, future revenues, capital requirements, needs for additional financing, our ability to obtain additional financing, our success with regard to any business development initiatives, our ability to recruit or retain key scientific or management personnel or to retain our executive officers, our stock price and ability to meet the continued listing requirements of The Nasdaq Capital Market, and any other statements regarding our future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results expressed or implied by the statements. We describe risks and uncertainties that could cause actual results and events to differ materially in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our annual report on Form 10-K for the year ended December 31, 2019 (the "Annual Report").

        Any forward-looking statements should be considered in light of such important factors. We undertake no obligation to revise or update publicly any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on any forward-looking statement, which speaks only as of the date on which such statement is made.

        All subsequent written and oral forward-looking statements concerning the matters addressed in this Proxy Statement and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Proxy Statement.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of shares of our Common Stock as of March 23, 2020 for:

  •
  each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all directors and named executive officers as a group.

        Information with respect to beneficial ownership has been furnished by each director, executive officer or beneficial owner of more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting and investment power with respect to the securities. Except as otherwise provided by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. The number of shares of Common Stock used to calculate the percentage ownership of each listed person includes the shares of Common Stock underlying options or warrants or convertible securities held by such persons that are currently exercisable or convertible or exercisable or convertible within 60 days of March 23, 2020, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Percentage of beneficial ownership is based on (i) 15,360,295 shares of Common Stock, (ii) 5,524,926 shares of Series A Preferred Stock, (iii) 985,500 shares of Series B Preferred Stock, and (iv) 1,431,460 shares of Series B-2 Preferred Stock outstanding as of March 23, 2020. Each share of Series A Preferred Stock is convertible into approximately 0.857 shares of Common Stock; each share of Series B Preferred Stock is convertible into approximately 500 shares of Common Stock; and each share of Series B-2 Preferred Stock is convertible into approximately 190 shares of Common Stock.

        Except as otherwise set forth below, the address of each beneficial owner listed in the table below is c/o Jaguar Health, Inc., 201 Mission Street, Suite 2375, San Francisco, California 94105.

	Voting Common Stock		Series A Convertible Participating Preferred Stock
Name and address of beneficial owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Ionic Ventures, LLC(1)	1,757,820	9.99%	—	—
Oasis Capital, LLC(2)	1,434,608	8.54%	—	—
Bryan Ezralow(3)	1,277,123	7.99%	—	—
James J. Bochnowski(4)	848,696	5.30%	—	—
Sagard Capital Partners, L.P.(5)	661,065	4.13%	5,524,926	100%
Named executive officers and directors:
Lisa A. Conte(6)	463,685	*	—	—
Steven R. King, Ph.D(7)	142,217	*	—	—
Jonathan S. Wolin(8)	85,862	*	—	—
Carol R. Lizak(9)	26,669	*	—	—
James J. Bochnowski(10)	848,696	5.30%	—	—
Jonathan B. Siegel(11)	134,519	*	—	—
John Micek III(12)	44,062	*	—	—
Greg Divis(13)	36,159	*	—	—
Jiahao Qui(14)	181	*	—	—
All current executive officers and directors as a group (9 persons)(15)	1,782,050	11.26%	—	—

*
Less than 1%.

(1)
Represents (i) 449,584 shares of Common Stock issued to Ionic Ventures, LLC ("Ionic"), (ii) Series 2 Warrants exercisable into 322,736 shares of Common Stock, and (iii) 985,500 shares of Series B Convertible Preferred Stock. The Series 2 Warrants held by Ionic may be exercised only to the extent that the total number of shares of common stock then beneficially owned by Ionic does not exceed 9.99% of the outstanding shares of our common stock. The address for the reporting person is 5328 Yacht Haven Grande, Box#15/Suite C201, St. Thomas, VI 00802.

(2)
Represents (i) 500 shares of Common Stock issued to Oasis Capital, LLC ("Oasis"), (ii) 1,431,460 shares of Series B-2 Preferred Stock issued to Oasis, and (iii) a warrant exercisable for 2,648 shares of Common Stock. The address for the reporting person is 208 Ponce de Leon Ave Ste 1600, San Juan, Puerto Rico 00918. The Series B-2 Preferred Stock held by Oasis may be converted into common stock only to the extent that the total number of shares of common stock then beneficially owned by Oasis does not exceed 9.99% of the outstanding shares of our common stock.

(3)
Represents (i) 259,041 shares of Common Stock, of which 194,281 shares were issued to Bryan Ezralow 1994 Trust u/t/d 12/22/1994, of which Mr. Ezralow is the sole trustee, and of which 64,760 shares were issued to EZ MM&B Holdings, LLC ("EZ MM&B"), where Mr. Ezralow is the sole trustee of one of the trusts that is a manager of EZ MM&B and a co-trustee and manager, respectively, of the two trusts and limited liability company that comprise the managing members of one of the other managers of EZ MM&B, shares voting and dispositive power over such shares, and thus may be deemed to beneficially own such shares, (ii) Bridge Warrants exercisable into 500,000 shares of Common Stock, (iii) Series 1 Warrants, exercisable into 259,041 shares of

  Common Stock, and (iv) Series 2 Warrants, exercisable into 259,041 shares of Common Stock. The address for the reporting person is 23622 Calabasas Road, Suite 200, Calabasas, CA 91302.

(4)
Includes (i) 181,618 shares of Common Stock, (ii) 87,164 shares of Common Stock issuable to Mr. Bochnowski under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2019, and (iii) Bridge Warrants exercisable into 579,914 shares of Common Stock. All securities other than stock options are held by the Bochnowski Family Trust. Mr. Bochnowski is a co-trustee and beneficiary of such trust and shares voting and investment control over such shares with his spouse. The weighted average exercise price of the 87,164 stock options is $17.90.

(5)
As reported on Form 13D/A filed on December 23, 2019. Includes (i) 473,565 shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock that are convertible at any time and (ii) Bridge Warrants exercisable into 187,500 shares of Common Stock. The address for Sagard Capital Partners, L.P. is 280 Park Avenue, 3rd Floor West, New York, NY 10017.

(6)
Represents (i) 32 shares of Common Stock (ii) 426,153 shares of Common Stock issuable to Ms. Conte under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2020, and (iii) Bridge Warrants exercisable into 37,500 shares of Common Stock. The weighted average exercise price of the 426,153 stock options is $12.12.

(7)
Represents (i) 6 shares of Common Stock and (ii) 142,211 shares of Common Stock issuable to Dr. King under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2019. The weighted average exercise price of the 142,211 stock options is $12.49.

(8)
Represents 85,862 shares of Common Stock issuable to Mr. Wolin under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2019. The weighted average exercise price of the 85,862 stock options is $1.85.

(9)
Represents 26,669 shares of Common Stock issuable to Ms. Lizak under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2019. The weighted average exercise price of the 26,669 stock options is $1.54.

(10)
See footnote 4.

(11)
Represents (i) 13,276 shares of Common Stock, (ii) 61,458 shares of Common Stock issuable to Mr. Siegel under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2019, and (iii) Bridge Warrants exercisable into 59,785 shares of Common Stock. The weighted average exercise price of the 61,458 stock options is $4.88.

(12)
Represents 44,062 shares of Common Stock issuable to Mr. Micek under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2020. The weighted average exercise price of the 44,062 stock options is $17.52.

(13)
Represents 36,159 shares of Common Stock issuable to Mr. Divis under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2020. The weighted average exercise price of the 36,159 stock options is $4.04.

(14)
Represents 181 shares of Common Stock issuable to Mr. Qui under stock options that are exercisable or will become exercisable in the 60 days subsequent to March 23, 2020. The weighted average exercise price of the 181 stock options is $956.02.

(15)
See footnotes (4), (6) - (14).

 PROPOSAL 1—ELECTION OF DIRECTORS

Nominee

        Our Board of Directors currently consists of six (6) members, James J. Bochnowski, Lisa A. Conte, Greg J. Divis, John Micek III, Jiahao Qui and Jonathan B. Siegel, who are divided into three classes with staggered three-year terms. The Board has nominated John Micek III for election as Class II director. The Board has determined not to nominate Mr. Qui for reelection as a Class II director at the Annual Meeting. Pursuant to a resolution adopted by the Board, the size of the Board will be reduced from six to five members immediately following the expiration of Mr. Qui's term at the Annual Meeting. If elected as a Class II director at the Annual Meeting, Mr. Micek will serve and hold office for a three-year term expiring in 2023.

        The nominee has consented to continue his service as a director if elected. If the nominee should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee), allow the vacancy to remain open until a suitable candidate is located, or by resolution provide for a lesser number of directors or fill the position. The nominee for director is, at present, a director of Jaguar and has been nominated by our Nominating and Corporate Governance Committee and ratified by our full Board.

Vote Required

        The vote required to approve Proposal 1 is the plurality of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Delaware law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors. Stockholders have no right to cumulative voting as to any matter, including the election of directors.

        The Board of Directors unanimously recommends that the stockholders vote "FOR" Proposal No. 1 to elect John Micek III as a Class II director.

Information Regarding the Board of Directors and Director Nominees

        The following table lists our directors and proposed director nominees, their respective ages and positions as of March 23, 2020:

Name	Age	Position
James J. Bochnowski(1)(2)(3)	76	Chairman of the Board (Class I)
Lisa A. Conte	61	Chief Executive Officer, President and Director (Class I)
Greg J. Divis	53	Director (Class III)
John Micek III(1)(3)	67	Director (Class II)
Jiahao Qui	34	Director (Class II)
Jonathan B. Siegel(1)(2)	46	Director (Class I)

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Member of the nominating committee.

        James J. Bochnowski.    Mr. Bochnowski has served as a member of our board of directors since February 2014 and as Chairperson of our board since June 2014. Since 1988, Mr. Bochnowski has served as the founder and Managing Member of Delphi Ventures, a venture capital firm. In 1980, Mr. Bochnowski co-founded Technology Venture Investors. Mr. Bochnowski holds an M.B.A. from Harvard University Graduate School of Business and a B.S. in Aeronautics and Astronautics from Massachusetts Institute of Technology.

        We believe Mr. Bochnowski is qualified to serve on our board of directors due to his significant experience with venture capital backed healthcare companies and experience as both an executive officer and member of the board of directors of numerous companies.

        Lisa A. Conte.    Ms. Conte has served as our President, Chief Executive Officer and a member of our board of directors since she founded the company in June 2013. Ms. Conte also serves as the Chief Executive Officer and a member of the board of our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. ("Napo"), since she founded the company in November 2001. In 1989, Ms. Conte founded Shaman Pharmaceuticals, Inc., a natural product pharmaceutical company. Ms. Conte is also currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation Ms. Conte holds an M.S. in Physiology and Pharmacology from the University of California, San Diego, and an M.B.A. and A.B. in Biochemistry from Dartmouth College.

        We believe Ms. Conte is qualified to serve on our board of directors due to her extensive knowledge of our company and experience with our product and product candidates, as well as her experience managing and raising capital for public and private companies.

        Greg J. Divis.    Mr. Divis has served as a member of our board of directors since June 14, 2018. Mr. Divis currently serves as the Chief Executive Officer of Avadel Pharmaceuticals plc ("Avadel"), an emerging branded specialty pharmaceutical company he joined in 2017. He served as a Chief Operating Officer at Avadel from January 2017 through December 2018. He served as a board member at Tolero Pharmaceuticals, Inc., a privately held oncology development company, from May 2015 until its sale to Dainippon Sumitomo in June 2017. Prior to Avadel he served as an Operating Partner for Linden Capital Partners, a healthcare-focused middle market private equity firm. Previous roles also include President and Chief Executive Officer of Lumara Health, Inc., a specialty-branded pharmaceutical company focused on women's health, where Mr. Divis led the successful turnaround and transformation of the business resulting in a series of transactions culminating in the successful sale to AMAG Pharmaceuticals, Inc. Mr. Divis has also held such notable roles as Vice President, Business Development & Lifecycle Management at Sanofi-Aventis, and Vice-President and General Manager, UK and Ireland, for Schering-Plough Corporation. He currently serves on the board of directors of Avadel Pharmaceuticals and previously served on the board of directors of Tolero Pharmaceuticals. Mr. Divis is a graduate of the University of Iowa.

        We believe Greg J. Divis is qualified to serve on our board of directors due to his extensive experience in the pharmaceutical industry and experience as both an executive officer and member of the board of directors of other companies.

        John Micek III.    Mr. Micek has served as a member of our board of directors since April 2016. From 2000 to 2010, Mr. Micek was managing director of Silicon Prairie Partners, LP, a Palo Alto, California based family-owned venture fund. Since 2010, Mr. Micek has been managing partner of Verdant Ventures, a merchant bank dedicated to sourcing and funding university and corporate laboratory spinouts in areas including pharmaceuticals and cleantech. Mr. Micek serves on the board of directors of Armanino Foods of Distinction, Innovare Corporation and JAL/Universal Assurors. He is also a board member and the Chief Executive Officer and Chief Financial Officer of Enova Systems and from March 2014 to August 2015 he served as interim Chief Financial Officer for Smith Electric Vehicles, Inc. Mr. Micek is a cum laude graduate of Santa Clara University and the University of San Francisco School of Law, and is a practicing California attorney specializing in financial services.

        We believe Mr. Micek is qualified to serve on our board of directors due to his many years of executive experience in management and on boards of director of other companies.

        Jiahao Qui.    Mr. Qui has served as a member of our board of directors since February 2014. Mr. Qui has been employed at BioVeda Management, Ltd., a life science investment firm, as associate (2010-2012), senior associate (2012-2014) and Principal since April 2014. From 2009 to 2010, he served as an interpreter for the Delegation of the European Union to China. Mr. Qui holds a B.S. in Biotechnology from the Jiao Tong University in Shanghai, China.

        We believe Mr. Qui is qualified to serve on our board of directors due to his experience with evaluating, managing and investing in life science portfolio companies for BioVeda Management, Ltd. The Board has elected not to nominate Mr. Qui for reelection to the Board following the expiration of his term this May.

        Jonathan B. Siegel.    Mr. Siegel has served as a member of our board of directors since March 2018. Mr. Siegel is founder of JBS Healthcare Ventures, which pursues investments in public and private healthcare entities. He also serves as a member of the board of Sol-Gel Technologies, Ltd, a Nasdaq-listed company since 2018. In 2017 he left Kingdon Capital, where he was a principal of the firm, a member of the executive committee and the sector head for healthcare. He joined Kingdon in 2011 and has more than 20 years of investment experience. Prior to joining Kingdon, Mr. Siegel was with SAC Capital Advisors from 2005 to 2011, serving as a portfolio manager for healthcare starting in 2007. Before joining SAC, he was an associate director of pharmaceutical and specialty pharmaceutical research with Bear, Stearns & Co., a research associate with Dresdner Kleinwort Wasserstein, specializing in pharmaceuticals, a consultant to the Life Sciences Division of Computer Sciences Corporation; a research associate at the Novartis Center for Immunobiology, Harvard Medical School, Beth Israel Deaconess Medical Center, and a research assistant at Tufts University School of Medicine. Additionally, he previously served on the board of KV Pharmaceutical Company. Mr. Siegel received a BS in Psychology from Tufts University in 1995 and an MBA from Columbia Business School in 1999.

        We believe Mr. Siegel is qualified to serve on our board of directors due to his extensive experience in the pharmaceutical investment sector.

        There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any director and any other person pursuant to which the director was selected except to the extent provided in our Certificate of Designation.

        See "Corporate Governance" and "Compensation of Directors and Executive Officers" below for additional information regarding the Board of Directors.

 PROPOSAL 2—APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO INCREASE THE ANNUAL REPLENISHMENT OF THE SHARE POOL TO FIVE PERCENT (5%) OF THE TOTAL NUMBER OF SHARES OF COMMON STOCK OUTSTANDING ON DECEMBER 31ST OF THE PRECEDING CALENDAR YEAR.

        At the Annual Meeting, holders of our Common Stock will be asked to approve the amendment of our 2014 Stock Incentive Plan to increase the annual replenishment of the share pool from two percent (2%) to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year (the "Evergreen Provision").

        The purpose of the 2014 Plan is to promote the success and enhance the value of our company by linking the personal interests of employees, directors, and consultants to those of our shareholders and by providing these individuals with an incentive to work to generate superior returns to our shareholders. The 2014 Plan also is intended to provide us with flexibility in creating competitive equity incentive plans to motivate, attract, and retain the services of employees, directors, and consultants upon whose judgment, interest, and special effort our success is largely dependent.

        We believe that our interests and those of the shareholders will be advanced if we can continue to offer our employees, notably at the senior management level, consultants, and directors the opportunity to acquire or increase their proprietary interests in us. We have determined that the number of shares available for issuance under the 2014 Plan is insufficient to fully cover the long-term needs for our equity incentive programs and should be increased annually through the Evergreen Provision by five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year.

Background

        Since the adoption of the 2014 Plan, the Board has been required to amend the 2014 Plan numerous time to increase the size of the share pool. The 2014 Plan share pool currently features the Evergreen Provision that annually replenishes the share pool by two percent (2%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year. The Evergreen Provision is set forth in Section 4.1 of the 2014 Plan, which is copied below.

  4.1    Number of Shares.    .... In addition, the Share Reserve will automatically increase on January 1st of each year, for a period up to and including January 1, 2024, beginning on January 1st of the year following the year in which the Plan became effective in an amount equal to 2% of the total number of shares of Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to this Section 4.1.

        This Evergreen Provision allows for the replenishment of the 2014 Plan share pool without the requirement for the Company to submit a proposal to stockholders to increase the size of the share pool each year. Through the Evergreen Provision, the following number of shares were added to the 2014 Plan share pool since its inception: 2016—10,833; 2017—18,676; 2018—140,433; 2019—545,797; and 2020—286,229. If this Proposal 2 is approved, based upon the number of shares outstanding as of December 31, 2019, it is estimated that approximately 715,572 shares will be added to the 2014 Plan share pool annually over the next four (4) years through the Evergreen Provision.

        Stockholder approval of the amendment of the 2014 Plan is being sought in order to meet The Nasdaq Capital Market listing requirements. If the stockholders do not approve the amendment of the 2014 Plan at the Annual Meeting to increase the Evergreen Provision to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, then the number of shares authorized for issuance under the 2014 Plan will be increased annually pursuant to the current Evergreen Provision by two percent (2%) of the total number of shares outstanding on December 31st of the preceding calendar year. As is evidenced by the multiple stockholder proposals to increase the number of shares available for issuance under the 2014 Plan, see the Authorized Shares summary below, we have found that the annual two percent (2%) Evergreen Provision is not sufficient to replenish the 2014 Plan share pool such that the share pool is not depleted annually.

Material Terms of the 2014 Plan

        In July 2014, our Board of Directors and our stockholders adopted and approved the 2014 Plan. The 2014 Plan became effective in May 2015. The 2014 Plan provides for the grant of incentive stock options to our Eligible Employees, and for the grant of nonstatutory stock options, restricted stock, and RSUs to Eligible Employees, directors and consultants.

        Authorized Shares.    We originally approved 317 shares of Common Stock for issuance pursuant to the 2014 Plan. Since the adoption of the 2014 Plan, we have unanimously approved the amendment of the 2014 Plan, subject to stockholder approval, to increase the number of shares of our Common Stock authorized for issuance. The 2014 Plan has been amended as follows: (i) April 1, 2016—increased the number of shares of Common Stock authorized for issuance by 1,476 shares from 472 to 1,948; (ii) March 28, 2017—increased the number of shares of Common Stock authorized for issuance by 6,190 shares from 2,215 to 8,405; (iii) August 2 2017—increased the number of shares of Common Stock authorized for issuance by 4,952 shares from 8,405 to 13,358; (iv) January 31, 2018—increased the number of shares of Common Stock authorized for issuance by up to 34,152 shares from 15,364 to 49,516; and (v) July 24, 2019—increased the number of shares of Common Stock authorized for issuance by up to 4,330,400 shares from 4,011,971 to 8,342,371.

        Pursuant to the Evergreen Provision, on January 1st of each year, up to an including January 1, 2024, the number of shares allocated to the 2014 Plan automatically increases in an amount equal to 2% of the total number of shares of common stock outstanding on December 31st of the preceding calendar year. The Board of Directors may act prior to January 1st of any given year, at its discretion, to provide for no increase in shares or to add a lesser number of shares than provided for in the prior sentence. Under the Evergreen Provision, the following shares were allocated to the 2014 Plan: January 1, 2016—154 shares, January 1, 2017—266 shares, January 1, 2018—2,006 shares, January 1, 2019—7,797 shares, and January 1, 2020—286,229 shares.

        If a stock award expires without having been exercised in full, or, with respect to restricted stock and RSUs, a stock award is forfeited, the shares that were subject to those stock awards will become available for future grant or sale under the 2014 Plan (unless the 2014 Plan has terminated). If unvested shares of restricted stock or RSUs are repurchased by the company or are forfeited to the company, such shares will become available for future awards under the 2014 Plan.

        Plan Administration.    The 2014 Plan is administered by the Compensation Committee. In the case of awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Compensation Committee will consist of two or more "outside directors" within the meaning of Section 162(m) of the Code. In addition, if we determine it is desirable to qualify transactions under the 2014 Plan as exempt under Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of the 2014 Plan, the committee has the power to administer the 2014 Plan, including but not limited to, the power to interpret the terms of the 2014 Plan and stock awards granted under it, to create, amend and revoke rules relating to the 2014 Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise.

        Options.    Both incentive stock options qualifying under Section 422 of the Code and non-statutory stock options may be granted under the 2014 Plan. Of the total number of shares allocated to the 2014 Plan, the maximum aggregate number of shares that may be issued pursuant to the exercise of incentive stock options shall not exceed 8,342,371 shares. The exercise price of options granted under the 2014 Plan must at least be equal to the fair market value of the Common Stock on the date of grant. The term of an incentive stock option may not exceed ten years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. For nonstatutory stock options the exercise price must equal at least 100% of the fair market value. The committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise the vested portion of his or her option for the period of time stated in his or her award agreement, except in the case of an employee terminated for cause (as defined in the 2014 Plan) the option will terminate upon his or her termination from service. Generally, if termination is due to death or disability, the vested portion of the option will remain exercisable for 12 months. In all other cases, the vested portion of the option generally will remain exercisable for three months following the termination of service. An option may not be exercised after expiration of its term. However, if the exercise of an option is prevented by applicable law the exercise period may be extended under certain circumstances. Subject to the provisions of the 2014 Plan, the committee determines the other terms of options.

        Restricted Stock.    Restricted stock awards may be granted under the 2014 Plan. Restricted stock awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the committee. The committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2014 Plan, will determine the terms and conditions of such awards. The committee may impose whatever conditions to vesting it determines to be appropriate (for example, the committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

        RSUs.    Awards of RSUs may be granted under the 2014 Plan. An RSU is the right to receive a share of Common Stock at a future date. The committee determines the terms and conditions of RSUs, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the committee, in its sole discretion, may accelerate the time at which RSUs will vest.

        Non-Transferability of Awards.    Unless the committee provides otherwise, stock awards issued under the 2014 Plan are not transferrable other than by will or the laws of descent and distribution, and only the recipient of an award may exercise an award during his or her lifetime, although a recipient may designate a beneficiary to exercise an award after death.

        Certain Adjustments.    In the event of certain changes in the capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2014 Plan, the committee will adjust the number and class of shares that may be delivered under the 2014 Plan and/or the number, class and price of shares covered by each outstanding award, and the numerical share limits set forth in the 2014 Plan. In the event of the proposed liquidation or dissolution, the committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

        Merger or Change in Control.    The 2014 Plan provides that in the event of a merger or change in control, as defined under the 2014 Plan, each outstanding award will be treated as the committee determines, including (i) the assumption, continuation or substitution of the stock awards by the successor corporation or its parent or subsidiary, (ii) the acceleration of vesting for any unvested portion of the stock awards, or (iii) the cash-out of the stock awards.

        Amendment; Termination.    The Board has the authority to amend, suspend or terminate the 2014 Plan provided such action does not impair the existing rights of any participant.

Vote Required

        The vote required to approve Proposal 2 is the affirmative vote of the holders of a majority of shares of votes cast, affirmatively or negatively in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 2.

        The board of directors unanimously recommends that the stockholders vote "FOR" Proposal No. 2 to amend the 2014 Plan to increase the annual replenishment of the share pool to five percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year.

 PROPOSAL 3—APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF JAGUAR COMMON STOCK TO OASIS CAPITAL

        At our annual meeting, holders of our Common Stock will be asked to approve, for purposes of compliance with Nasdaq Listing Rule 5635(d), the issuance of 68,807 shares of our Common Stock to Oasis Capital as consideration for Oasis Capital's entry into an equity purchase agreement, dated March 24, 2020, between Oasis Capital and us ("the "ELOC Purchase Agreement"), pursuant to which Oasis Capital is committed, subject to the conditions and limitations set forth in the ELOC Purchase Agreement, to purchase up to an aggregate of $2.0 million shares of Common Stock over the 36-term of the ELOC Purchase Agreement.

Background

        On March 24, 2020, the Company entered into the ELOC Purchase Agreement with Oasis Capital, which provides that, upon the terms and subject to the conditions and limitations set forth therein, Oasis Capital is committed to purchase up to an aggregate of $2.0 million of shares of Common Stock from Company (the "Put Shares") over the 36-month term of the ELOC Purchase Agreement.

        Under the ELOC Purchase Agreement, after the SEC has declared effective the registration statement registering the resale of the Put Shares, on any trading day selected by the Company (such date, the "Put Date), the Company has the right, in its sole discretion, to present Oasis Capital with a purchase notice (each, a "Put Notice"), directing Oasis Capital (as principal) to purchase up to the lesser of (i) 200,000 shares of Common Stock or (ii) 20% of the average trading volume of Common Stock in the 10 trading days immediately preceding the date of such Put Notice, at a per share price (the "Purchase Price") equal to $0.436 (each, an "Option 1 Put"), provided that the aggregate amount of all Option 1 Puts and Option 2 Puts (as defined below) does not exceed $2.0 million.

        In addition, on any date on which Oasis Capital receives shares of Common Stock in connection with a Put Notice (the "Clearing Date"), the Company also has the right, in its sole discretion, to present Oasis Capital with a Put Notice (each, an "Option 2 Put") directing Oasis Capital to purchase an amount of Common Stock equal to the lesser of (i) such amount that equals 10% of the daily trading volume of the Common Stock on the date of such Put Notice and (ii) $200,000, provided that the aggregate amount of the Option 1 Put and Option 2 Put on any Put Date or Clearing Date does not exceed $500,000 and the aggregate amount of all Option 1 Puts and Option 2 Puts does not exceed $2.0 million. The purchase price per share pursuant to such Option 2 Put is equal to $0.436. The Threshold Price and the Purchase Price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction occurring during the period(s) used to compute the Threshold Price or the Purchase Price. The ELOC Purchase Agreement provides that the Company and Oasis Capital shall not effect any sales under the ELOC Purchase Agreement on any purchase date where the lowest traded price of the Common Stock on both such date and on the immediately preceding trading day is less than $0.5014 (the "Threshold Price"). The Company will control the timing and amount of sales of Common Stock to Oasis Capital. In consideration for entering into the ELOC Purchase Agreement, the Company agreed to issue Oasis Capital 68,807 shares of Common Stock, subject to the Company's receipt of approval by the Company's stockholders (the "Commitment Shares").

Stockholder Approval Requirement

        As noted above, the issuance of the Commitment Shares to Oasis Capital is subject to approval by the Company's stockholders in compliance with the applicable Listing Rules of the Nasdaq Stock Market. The Common Stock is listed on the Nasdaq Capital Market and, as such, the Company is subject to the Nasdaq Listing Rules.

        Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (A) "20% Issuance" means a transaction, other than a public offering, involving: (i) the sale, issuance or potential issuance by us of Common Stock (or securities convertible into or exercisable for Common Stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of Common Stock (which for purposes of this calculation, includes issued and outstanding shares of our voting Common Stock and non-voting common stock) or 20% or more of the voting power outstanding before the issuance and (B) "Minimum Price" means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. In determining whether multiple issuances should be aggregated for purposes of Nasdaq Listing Rule 5635(d), Nasdaq will consider several factors, including the timing of the issuances. Stockholder approval of this proposal will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

        For the avoidance of doubt, the Company is not seeking stockholder approval for the issuance of Put Shares to Oasis Capital, which stockholder approval is not required under Nasdaq Listing Rules because the Purchase Price for the Put Shares equals or exceeds the Minimum Price on the signing date of the ELOC Purchase Agreement. Rather, the Company is only seeking stockholder approval for the issuance of the Commitment Shares to Oasis Capital. While the Commitment Shares constitute less than 1% of our outstanding shares of Common Stock, the Company has, within six months of the Company's entry into the ELOC Purchase Agreement, issued up to 19.99% of the Company's then-outstanding shares of Common Stock in prior and unrelated transactions at a price per share that was less than the Minimum Price. As a result, the Company's issuance of the Commitment Shares under the ELOC Purchase Agreement may be subject to stockholder approval under Nasdaq Listing Rule 5635(d) (including rules related to the aggregation of offerings thereunder).

Reasons for Transaction and Effect on Current Stockholders

        Our Board of Directors has determined that the Commitment Shares constitute fair and reasonable consideration for Oasis Capital's entry into the ELOC Purchase Agreement and that the ELOC Purchase Agreement with Oasis Capital is in the best interests of us and our stockholders because the right to sell shares to Oasis Capital provides us with a reliable source of capital for working capital and general corporate purposes, including the additional purchase of API and drug product to address the potential impact of the coronavirus pandemic.

        The issuance of the Commitment Shares to Oasis Capital will have minimal dilutive impact on the existing stockholders, including the voting power and economic rights of the existing stockholders, as the 68,807 shares that we are seeking stockholder approval to issue under the ELOC Purchase Agreement constitutes less than 1% of our outstanding shares of Common Stock.

Vote Required

        The vote required to approve Proposal 3 is the affirmative vote of the holders of a majority of the votes cast, affirmatively or negatively in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 3.

        The board of directors unanimously recommends that the stockholders vote "FOR" Proposal No. 3 to issue 68,807 shares of Common Stock to Oasis Capital in accordance with the stockholder approval requirements of Nasdaq Listing Rule 5635(d).

 PROPOSAL 4—RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2020, and the Board of Directors is asking stockholders to ratify that selection. Representatives of Mayer Hoffman McCann P.C. are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement. Mayer Hoffman McCann P.C. has served as our independent registered public accounting firm since April 29, 2019.

Independent Registered Public Accounting Firm Services and Fees

Current Principal Accountant Fees and Services

        Mayer Hoffman McCann P.C. served as our independent registered public accounting firm for the fiscal year ended December 31, 2019. The following table represents the aggregate fees billed to us by Mayer Hoffman McCann P.C. in 2019 for audit and other services rendered.

	Years ended December 31,
	2019	2018
Audit Fees	$570,497	—
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$570,497	—

        Audit fees include fees and out-of-pocket expenses, whether or not yet invoiced, for professional services provided in connection with the review of our quarterly financial statements. In 2019, audit fees also include fees for our follow-on public offering. Substantially all of Mayer Hoffman McCann P.C.'s ("MHM") personnel, who work under the control of MHM shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure.

Former Principal Accountant Fees and Services

        On April 2, 2019, BDO USA, LLP notified us that it declined to stand for re-election as our independent registered public accounting firm for the fiscal year ending December 31, 2019. This change became effective on April 10, 2019 upon the filing of our Form 10-K for the year ended December 31, 2018. The reports of BDO USA, LLP on our consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 contained explanatory paragraphs regarding our ability to continue as a going concern and a change in its accounting method for recognizing revenue from contracts with customers due to the adoption of Topic 606: Revenue from Contracts with Customers, and contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2018 and 2017, and in the subsequent interim period through April 2, 2019, there were no disagreements with BDO USA, LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of BDO USA, LLP, would have caused BDO USA, LLP to make reference to the matter in its reports on the financial statements for such years.

        During the two fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through April 2, 2019, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K), except as follows:

  •
  BDO USA, LLP's audit reports for the fiscal years ended December 31, 2018 and 2017 included explanatory paragraphs indicating that there were substantial doubt about our ability to continue as a going concern and a change in its accounting method for recognizing revenue from contracts with customers due to the adoption of Topic 606: Revenue from Contracts with Customers.

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  As previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the "2018 10-K"), there was a material weakness in the internal control over financial information in the 2018 10-K relating to staff turnover in its accounting department. We did not maintain a sufficient complement of internal personnel with appropriate knowledge, experience and/or training commensurate with our financial reporting requirements. We relied on outside consulting technical experts and did not maintain adequate internal qualified personnel to properly supervise and review the information provided by the outside consulting technical experts to ensure certain significant complex transactions and technical matters were properly accounted for, specifically with respect to accurately reflecting all potential accrued services on the balance sheet at December 31, 2018. In addition, we identified inadequate internal technical staffing levels and expertise to properly supervise and review the information of the outside consulting technical experts to properly apply ASC 815-40 for liability classification of certain warrants and ASC 470-50 and ASC 470-60 to properly reflect the accounting impact to multiple modifications of our debt instruments.

  •
  As previously disclosed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, there was a material weakness in the internal control over financial information relating to the review of the tax provision.

        BDO USA, LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2018. The following table represents the aggregate fees billed to us by BDO USA, LLP in 2018 and in 2019 for audit and other services rendered:

	Years ended December 31,
	2019	2018
Audit Fees	$—	$599,140
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	117,186	—

Total	$117,186	$599,140

        Audit fees include fees and out-of-pocket expenses, whether or not yet invoiced, for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements. In 2018 and 2019, audit fees also include fees for our follow-on public offering, auditor transition fees, as well as services provided in connection with the issuance of consents for other SEC filings.

Policy on Audit Committee Preapproval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

        As specified in the Audit Committee charter, the Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the receipt of such services. Thus, the Audit Committee approved 100% of the services set forth in the above table prior to the receipt of such services and no services were provided under the permitted de minimus threshold provisions.

        The Audit Committee determined that the provision of such services was compatible with the maintenance of the independence of Mayer Hoffman McCann P.C. and BDO USA, LLP.

Vote Required

        The vote required to approve Proposal 4 is the affirmative vote of the holders of a majority of votes cast, affirmatively or negatively in person or by proxy at the Annual Meeting and entitled to vote, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present but will have no effect on the vote for Proposal 4.

        The Board of Directors unanimously recommends that the stockholders vote "FOR" Proposal No. 4 to ratify the appointment of Mayer Hoffman McCann P.C. as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2020.

 CORPORATE GOVERNANCE

Director Independence

        Our common stock is listed on The Nasdaq Capital Market. Under Nasdaq rules, independent directors must comprise a majority of a listed company's board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company's Audit, Compensation and Nominating Committee must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under Nasdaq rules, a director will only qualify as an "independent director" if, in the opinion of the company's board of directors, such person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, our board of directors, or any other board committee (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

        Our board of directors periodically undertakes a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that five of our eight directors (i.e., Mr. Bochnowski, Mr. Micek, Mr. Qui, Mr. Siegel and Mr. Divis) do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is "independent" as that term is defined under the Nasdaq rules. Our board of directors also determined that Mr. Micek (chairperson), Mr. Bochnowski, and Mr. Siegel, who comprise our Audit Committee, Mr. Bochnowski (chairperson) and Mr. Siegel, who comprise our Compensation Committee, and Mr. Bochnowski and Mr. Micek, who comprised our Nominating Committee, satisfy the independence standards for those committees established by applicable SEC rules and the Nasdaq rules and listing standards.

        In making this determination, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

        The members of our Audit Committee are Mr. Micek, Mr. Bochnowski, and Mr. Siegel. Mr. Micek is the chairperson of the Audit Committee. Our Audit Committee's responsibilities include:

  •
  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

  •
  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

  •
  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

  •
  monitoring our internal control over financial reporting, disclosure controls and procedures and code of conduct;

  •
  discussing our risk management policies;

  •
  establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

  •
  reviewing and approving or ratifying any related person transactions; and

  •
  preparing the Audit Committee report required by SEC rules.

        All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

        Our board of directors has determined that each of Mr. Micek, Mr. Bochnowski, and Mr. Siegel is an independent director under Nasdaq rules and under Rule 10A-3. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors has determined that Mr. Micek is an "audit committee financial expert," as defined by applicable SEC rules, and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations.

        The Audit Committee held 4 meetings in 2019. The audit committee has adopted a written charter approved by our board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/aeabd726-16c2-4219-a755-475e9c87b851

Compensation Committee

        The members of our Compensation Committee are Mr. Bochnowski (chairperson) and Mr. Siegel. Mr. Bochnowski is the chairperson of the Compensation Committee. Our Compensation Committee's responsibilities include:

  •
  determining, or making recommendations to our board of directors with respect to, the compensation of our Chief Executive Officer;

  •
  determining, or making recommendations to our board of directors with respect to, the compensation of our other executive officers;

  •
  overseeing and administering our cash and equity incentive plans;

  •
  reviewing and making recommendations to our board of directors with respect to director compensation; and

  •
  preparing the Compensation Committee report and necessary disclosure in our annual proxy statement in accordance with applicable SEC rules.

        To determine compensation, the Compensation Committee, with input from the Chief Executive Officer (who does not participate in the deliberations regarding her own compensation), reviews, at least annually, and makes recommendations to the board of directors appropriate compensation levels for each executive officer of the Company. The Compensation Committee considers all factors it deems relevant in setting executive compensation.

        Our board has determined that each of Mr. Bochnowski (chairperson) and Mr. Siegel is independent under the applicable Nasdaq rules and regulations, is a "non-employee director" as defined in Rule 16b-3 promulgated under the Exchange Act, and is an "outside director" as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

        The Compensation Committee held 1 meeting in 2019. All compensation-related matters were approved at the board of directors level. The Compensation Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/653862da-1aa9-4819-b559-5c5654189e80. Under its charter, the Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities as set forth in its charter but only after taking into consideration factors relevant to the compensation consultant's independence from management specified in Nasdaq Listing Rule 5605(d)(3)(D). The Compensation Committee currently has not retained or sought advice from a compensation consultant.

Nominating Committee

        The members of our Nominating Committee are Mr. Bochnowski and Mr. Micek. Our Nominating Committee's responsibilities include:

  •
  identifying individuals qualified to become members of our board of directors;

  •
  evaluating qualifications of directors;

  •
  recommending to our board of directors the persons to be nominated for election as directors and to each of the committees of our board of directors; and

  •
  overseeing an annual evaluation of our board of directors.

        The Nominating Committee did not hold any meetings in 2019. All nomination-related matters were approved at the board of directors level. The Nominating Committee has adopted a written charter approved by the board of directors, which is available on our website at: https://jaguarhealth.gcs-web.com/static-files/02dfed04-9508-44cd-a96a-3215e565111c.

Meetings and Attendance During 2019

        The board of directors held 13 meetings in 2019. Except for Jiahao Qui, each director who served as a director during 2019 participated in 75% or more of the meetings of the board of directors and of the committees on which he or she served, if any, during the year ended December 31, 2019 (during the period that such director served).

        We do not have a written policy on director attendance at annual meetings of stockholders. We encourage, but do not require, our directors to attend the Annual Meeting. Two directors attended the 2019 Annual Meeting of Stockholders.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our President and Chief Executive Officer, our Chief Financial Officer and other employees who perform financial or accounting functions. The Code of Business Conduct and Ethics sets forth the basic principles that guide the business conduct of our employees. A current copy of the code is on our website at https://jaguarhealth.gcs-web.com/corporate-governance. We intend to disclose future amendments to certain provisions of our code of business conduct and ethics, or waivers of such provisions on our website to the extent required by applicable rules and exchange requirements. The inclusion of our website address in this proxy statement does not incorporate by reference the information on or accessible through our website into this proxy statement.

Policy Against Pledging and Hedging of the Company's Securities

        Our Policy on Insider Trading and Tipping expressly prohibits directors, officers, employees and other persons determined by us to be "Insiders," including their immediate family members sharing the same household and entities over which they exercise control, from engaging in hedging transactions involving our securities (or any other financial transactions that are designed to hedge or offset any decrease in market value of our equity securities) without advance approval from the Compliance Officer. The policy similarly prohibits such individuals from holding our securities in a margin account and pledging our securities as collateral for loans without advance approval from the Compliance Officer. The policy applies to all of our securities held, excluding the exercise of options for cash under an equity plan of the Company, bona fide gifts of our securities and transactions in our securities made through an authorized Rule 10b5-1 trading plan. There were no exceptions approved by the Compliance Officer during the last fiscal year.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has ever been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or Compensation Committee or other board committee performing equivalent functions of any entity that has one or more of its executive officers serving on our board of directors or Compensation Committee.

Limitation of Liability and Indemnification

        Our COI and Bylaws contain provisions that limit the personal liability of our directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors, except liability for:

  •
  any breach of the director's duty of loyalty to us or our stockholders;

  •
  any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

  •
  unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL; or

  •
  any transaction from which the director derived an improper personal benefit.

        Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies, such as injunctive relief or rescission.

        Our COI provides that we indemnify our directors to the fullest extent permitted by Delaware law. In addition, our Bylaws provide that we indemnify our directors and officers to the fullest extent permitted by Delaware law. Our Bylaws also provide that we shall advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity, regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our board of directors. With certain exceptions, these agreements provide for indemnification for related expenses including, among others, attorneys' fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain directors' and officers' liability insurance.

        The limitation of liability and indemnification provisions in our COI and Bylaws and our indemnification agreements, may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty of care. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Furthermore, a stockholder's investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers. There is no pending litigation or proceeding involving any of our directors, officers or employees for which indemnification is sought, and we are not aware of any threatened litigation that may result in claims for indemnification.

Board Leadership Structure

        Our Bylaws and corporate governance guidelines provide our board of directors with flexibility in its discretion to combine or separate the positions of Chairperson of the board of directors and chief executive officer. As a general policy, our board of directors believes that separation of the positions of Chairperson and chief executive officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management's performance and enhances the effectiveness of the board of directors as a whole. We expect and intend the positions of Chairperson of the board and chief executive officer to be held by two individuals in the future.

Risk Oversight

        Our board of directors monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee charter gives the Audit Committee responsibilities and duties that include discussing with management and the independent auditors our major financial risk exposures and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies. Our Audit Committee is also responsible for monitoring and controlling exposures to cybersecurity risks and discussing such risks with management.

Nomination of Directors

        There have been no material changes to the procedures by which stockholders may recommend nominees to our board of directors. Recommendations to the board of directors for election as directors of Jaguar at an annual meeting may be made only by the Nominating Committee or by the Company's stockholders (through the Nominating Committee) who comply with the timing, informational, and other requirements of our Bylaws, except for the right of the holders of Series A Preferred Stock to elect up to two directors (voting as a separate class), which is not subject to such procedural limitations. Stockholders have the right to recommend persons for nomination by submitting such recommendation, in written form, to the Nominating Committee, and such recommendation will be evaluated pursuant to the policies and procedures adopted by the board of directors. Such recommendation must be delivered to or mailed to and received by the Secretary of the Company at the principal executive offices not less than 90 days nor more than 120 calendar days prior to the first anniversary of the date the preceding year's annual meeting, except that if no annual meeting of stockholders was held in the preceding year or if the date of the annual meeting of stockholders has been changed by more than 30 calendar days from the date contemplated at the time of the preceding year's proxy statement, the notice shall be received by the Secretary at the Company's principal executive offices not less than 150 calendar days prior to the date of the contemplated annual meeting or the date that is 10 calendar days after the date of the first public announcement or other notification to stockholders of the date of the contemplated annual meeting, whichever first occurs. The deadline to submit recommendations for election as directors at the 2020 Annual Meeting has already passed.

        The Nominating Committee, in accordance with the board of directors' governance principles, seeks to create a board that has the ability to contribute to the effective oversight and management of the Company, that is as a whole strong in its collective knowledge of and diversity of skills and experience with respect to accounting and finance, management and leadership, vision and strategy, business judgment, biotechnology industry knowledge, corporate governance and global markets. The Nominating Committee does not currently have a policy with regard to the consideration of diversity in identifying director nominees. When the Nominating Committee reviews a potential new candidate, the Nominating Committee looks specifically at the candidate's qualifications in light of the needs of the board of directors and the Company at that time given the then current mix of director attributes.

        General criteria for the nomination and evaluation of director candidates include:

  •
  loyalty and commitment to promoting the long term interests of the Company's stockholders;

  •
  the highest personal and professional ethical standards and integrity;

  •
  an ability to provide wise, informed and thoughtful counsel to top management on a range of issues;

  •
  a history of achievement that reflects superior standards for themselves and others;

  •
  an ability to take tough positions in constructively-challenging the Company's management while at the same time working as a team player; and

  •
  individual backgrounds that provide a portfolio of personal and professional experience and knowledge commensurate with the needs of the Company.

        The Nominating Committee must also ensure that the members of the board of directors as a group maintain the requisite qualifications under the applicable Nasdaq Stock Market listing standards for populating the Audit, Compensation and Nominating Committees.

        Written recommendations from a stockholder for a director candidate must include the following information:

  •
  the stockholder's name and address, as they appear on our corporate books;

  •
  the class and number of shares that are beneficially owned by such stockholder;

  •
  the dates upon which the stockholder acquired such shares; and

  •
  documentary support for any claim of beneficial ownership.

        Additionally, the recommendation needs to include, as to each person whom the stockholder proposes to recommend to the Nominating Committee for nomination to election or reelection as a director, all information relating to the person that is required pursuant to Regulation 14A under the Exchange Act, as amended, and evidence satisfactory to us that the nominee has no interests that would limit their ability to fulfill their duties of office.

        Once the Nominating Committee receives a recommendation, it will deliver a questionnaire to the director candidate that requests additional information about his or her independence, qualifications and other information that would assist the Nominating Committee in evaluating the individual, as well as certain information that must be disclosed about the individual in the Company's proxy statement, if nominated. Individuals must complete and return the questionnaire within the time frame provided to be considered for nomination by the Nominating Committee.

        The Nominating Committee will review the stockholder recommendations and make recommendations to the board of directors that the Committee feels are in the best interests of the Company and its stockholders.

        The Nominating Committee has not received any recommendations from stockholders for the Annual Meeting.

Communications with the Board of Directors

        Stockholders may contact an individual director or the board of directors as a group, or a specified board committee or group, including the non-employee directors as a group, by the following means:

Mail:	Attn: Board of Directors Jaguar Health, Inc. 201 Mission Street, Suite 2375 San Francisco, CA 94105
Email:	AskBoard@jaguar.health

        Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We also may refer communications to other departments within the Company. We generally will not forward to the directors a communication that is primarily commercial in nature, relates to an improper or irrelevant topic, or requests the Company's general information.

Complaint and Investigation Procedures for Accounting, Internal Accounting Controls, Fraud or Auditing Matters

        We have created procedures for confidential submission of complaints or concerns relating to accounting or auditing matters and contracted with Nasdaq to facilitate the gathering, monitoring and delivering reports on any submissions. As of the date of this report, there have been no submissions of complaints or concerns to Nasdaq. Complaints or concerns about our accounting, internal accounting controls or auditing matters may be submitted to the Audit Committee and our executive officers by contacting Nasdaq. Nasdaq provides phone, internet and e-mail access and is available 24 hours per day, seven days per week, 365 days per year. The hotline number is 1-844-417-8861 and the website is https://www.openboard.info/jagx. Any person may submit a written Accounting Complaint to jagx@openboard.info.

        Our Audit Committee under the direction and oversight of the Audit Committee Chair will promptly review all submissions and determine the appropriate course of action. The Audit Committee Chair has the authority, in his discretion, to bring any submission immediately to the attention of other parties or persons, including the full board of directors, accountants and attorneys. The Audit Committee Chair shall determine the appropriate means of addressing the concerns or complaints and delegate that task to the appropriate member of senior management, or take such other action as it deems necessary or appropriate to address the complaint or concern, including obtaining outside counsel or other advisors to assist the Audit Committee.

 EXECUTIVE OFFICERS

        Our executive officers as of the date of this proxy statement are as follows:

Name	Age	Position
Lisa A. Conte	61	Chief Executive Officer, President and Director
Steven R. King, Ph.D.	62	Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary
Carol R. Lizak	56	Sr. Vice-President of Finance and Chief Accounting Officer
Jonathan S. Wolin	58	Chief of Staff, General Counsel and Chief Compliance Officer

        Set forth below is a summary of the business experience of our Executive Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property and Secretary, Steven R. King, our Chief Accounting Officer, Carol R. Lizak, and our Chief of Staff and General Counsel, Jonathan S. Wolin. Our Chief Executive Officer's biography has been provided above.

        Steven R. King, Ph.D.    Dr. King has served as our Executive Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property since March 2014 and as our Secretary since September 2014. He was promoted to Chief of Sustainable Supply, Ethnobotanical Research and Intellectual Property in March 2020. From 2002 to 2014, Dr. King served as the Senior Vice President of Sustainable Supply, Ethnobotanical Research and Intellectual Property at our wholly-owned subsidiary, Napo Pharmaceuticals, Inc. Prior to that, Dr. King served as the Vice President of Ethnobotany and Conservation at Shaman Pharmaceuticals, Inc. Dr. King has been recognized by the International Natural Products and Conservation Community for the creation and dissemination of research on the long-term sustainable harvest and management of Croton lechleri, the widespread source of crofelemer. Dr. King is currently a member of the board of directors of Healing Forest Conservatory, a California not-for-profit public benefit corporation. Dr. King holds a Ph.D. in Biology from the Institute of Economic Botany of the New York Botanical Garden and an M.S. in Biology from the City University of New York.

        Carol R. Lizak.    Ms. Lizak has served as our Chief Accounting Officer since August 13, 2019. She was promoted to Senior Vice-President of Finance and Chief Accounting Officer in March 2020. She served as our Vice President of Finance and Corporate Controller from May 2019 to August 2019. Prior to joining us, Ms. Lizak served as Senior Director and Corporate Controller of Zosano Pharma Corporation from November 2017 to January 2019, as Controller of Quantum Secure, Inc. from July 2016 to August 2017, and as Executive Director, Corporate Controller of Alexza Pharmaceuticals, Inc. from September 2014 to July 2016. Prior thereto, she spent nine years as Corporate Controller of a subsidiary of HID Global Corporation. Ms. Lizak holds an M.B.A from Pepperdine University, Graziadio School of Business and Management and a B.S. in Business Administration from the University of Santo Tomas.

        Jonathan S. Wolin.    Mr. Wolin has served as our Chief of Staff and General Counsel since September 4, 2019. He joined the Company in November 2018 as Chief Compliance Officer and Corporate Counsel of the Company and continues to serve as Chief Compliance Officer. Prior to joining the Company, Mr. Wolin served as an independent consultant advising clients on corporate compliance from June 2017 to November 2018, as Chief Administrative Officer of Braden Partners (d/b/a Pacific Pulmonary Services) from September 2016 to May 2017, as Chief Compliance Officer of Natera, Inc. from June 2015 to August 2016, and as Chief Compliance Officer of Braden Partners from September 2013 to May 2015. Mr. Wolin holds a J.D. from The Catholic University of America, Columbus School of Law, an M.B.A. from The George Washington University—School of Business and a B.S. in Accounting from the University of Maryland.

        Officers serve at the discretion of the board of directors. There are no family relationships among any of our executive officers or among any of our executive officers and our directors. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table (2019 and 2018)

        The total compensation paid to the Company's Principal Executive Officer and its three highest compensated executive officers other than the Principal Executive Officer, respectively, for services rendered in 2019 and 2018, as applicable, is summarized as follows:

	Year	Salary ($)	Bonus ($)	Option awards ($)(1)	All other compensation ($)(2)	Total ($)
Lisa A. Conte	2019	500,000	—	917,935	15,230	1,433,165
President and Chief Executive	2018	480,000	30,000	490,046	19,014	1,019,060
Officer
Steven R. King, Ph.D.	2019	291,931	—	305,010	31,736	628,677
Chief, Sustainable Supply,	2018	287,045	—	460,001	36,316	783,362
Ethnobotanical Research and
Intellectual Property
Jonathan Wolin	2019	270,133	—	88,332	22,930	381,395
Chief of Staff, General Counsel	2018	24,667	—	1,018	—	25,685
and Chief Compliance Officer
Karen S. Wright	2019	206,840	—	130,925	—	337,765
Chief Financial Officer and	2018	280,667	30,000	120,509	—	431,175
Treasurer(3)

Footnotes to Summary Compensation Table

(1)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. On June 3, 2019, the Company filed the Certificate of Fifth Amendment to its Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-70 reverse split of the Company's voting common stock, effective June 7, 2019. The reverse split has been retrospectively reflected in the following options held by each executive officer as of December 31, 2019:

a.
Ms. Conte—an aggregate of 1,052,543 shares were granted as follows: 153 shares granted April 1, 2014, 81 shares granted July 2, 2015, 108 shares granted July 7, 2015, 66 shares granted April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, 303 shares granted September 22, 2016, 16 shares granted December 19, 2016, 272 shares granted December 21, 2017, 3,093 shares granted on March 12, 2018, 6,399 shares granted on June 1, 2018, and 1,042,052 shares granted on July 24, 2019. The weighted average exercise price of all of Ms. Conte's option grants is $6.45. On March 20, 2020, Ms. Conte was granted 227,429 shares at an exercise price of $0.45.

b.
Dr. King—an aggregate of 351,029 shares were granted as follows: 89 shares granted April 1, 2014, 47 shares granted July 2, 2015 which became effective at the annual stockholders' meeting of June 14, 2016, 27 shares granted April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, 22 shares granted September 22, 2016, 4 shares granted December 19, 2016, 91 shares granted December 21, 2017, 1,265 shares granted on March 12, 2018, 2,133 shares granted on June 1, 2018, and 347,351 shares granted on July 24, 2019. The weighted average exercise price of all of Dr. King's option grants is $6.63. On March 20, 2020, Dr. King was granted 75,810 shares at an exercise price of $0.45.

  c.
  Mr. Wolin—an aggregate of 305,442 shares were granted as follows: 1,429 shares granted November 28, 2019, 260,513 shares granted on July 24, 2019, and 41,500 shares granted on September 5, 2019. The weighted average exercise price of all of Mr. Wolin's options grants is $1.79. On March 20, 2020, Mr. Wolin was granted 56,857 shares at an exercise price of $0.45.

  d.
  Ms. Wright—an aggregate of 306,286 shares were granted as follows: 19 shares granted November 23, 2015, 4 shares granted April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, 99 shares granted September 22, 2016, 3 shares granted December 19, 2016, 52 shares granted on December 21, 2017, 951 shares granted on March 12, 2018, 1,226 shares granted on June 1, 2018, and 303,932 shares granted on July 24, 2019. The weighted average exercise price of all of Ms. Wright's option grants is $4.91. Ms. Wright resigned from the Board on August 9, 2019, and as a result, all outstanding options held by Ms. Wright expired on November 8, 2019.

  e.
  All of the April 1, 2014 option grants vested 25% on January 1, 2015 (nine months from grant date), with the remainder vesting equally over the following 27 months such that the options are vested in full on April 1, 2017. Ms. Wright's November 23, 2015 option vested 25% on September 9, 2016, with the remainder vesting equally over the following 27 months such that the option is vested in full on November 9, 2018. All of the July 2, 2015 options were granted contingent upon approval of the Company's stockholders at the June 14, 2016 annual stockholders' meeting and vest 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 2, 2018. Ms. Conte's July 7, 2015 option was likewise granted contingent upon approval of the Company's stockholders at the June 14, 2016 annual stockholders' meeting and vests 1/36th per month beginning one month after grant date, with the remainder vesting equally over the following 35 months such that the option is vested in full on July 7, 2018. All of the options granted on April 1, 2016 which became effective at the annual stockholders' meeting of June 14, 2016, September 22, 2016, December 19, 2016 vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019. All of the December 21, 2017 options grants vested in full as of March 31, 2018 if the option holder was an employee on that date. All of the March 12, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on March 12, 2021. All of the June 1, 2018 options grants vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on June 1, 2021.All of the July 24, 2019 option grants vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The options will vest in full on July 23, 2022.

(2)
Amounts shown in this column reflect incremental health insurance premiums paid for such executive's family members.

(3)
Ms. Wright served as Chief Financial Officer and Treasurer from December 15, 2015 until August 9, 2019.

Narrative to Summary Compensation Table

        Understanding our history is key to the understanding of our compensation structure for 2018 and 2019. After our initial public offering closed on May 18, 2015, the executive officers of privately-held Jaguar Health, Inc. (f/k/a Jaguar Animal Health, Inc.) became our named executive officers.

Base Salary

        On July 2, 2015, the Compensation Committee increased Ms. Conte's annual base salary from $400,000 to $440,000 and Dr. King's annual base salary from $255,000 to $280,500. The pay increases were effective June 15, 2015. On December 15, 2015, the Company's board of directors appointed Karen S. Wright as the Company's new Chief Financial Officer. Ms. Wright's annual base salary is $240,000. On April 12, 2018, the Compensation Committee increased Ms. Conte's annual base salary from $440,000 to $500,000, Dr. King's annual base salary from $280,500 to $290,317, and Ms. Wright's annual base salary from $240,000 to $301,000, all effective May 31, 2018. On November 1, 2019, Dr. King's annual base salary was increased from $290,317 to $300,000. On September 6, 2019, we entered into a promotion letter with Mr. Wolin, pursuant to which his base salary was increased to $280,800, effective September 1, 2019. His annual base salary was increased to $300,000 and $309,000 effective November 1, 2019 and April 1, 2020, respectively.

Bonuses

        We paid a one-time performance-based cash bonus of $30,000 to both Ms. Conte and Ms. Wright in 2018.

Equity Compensation

        Ms. Conte and Dr. King received stock option grants at the time they were hired by privately-held Jaguar Animal Health, Inc. Such options generally vest over time, with 25% of the options vesting after nine months of employment and monthly vesting thereafter with full vesting after three years. Ms. Wright and Mr. Wolin received stock option grants with a similar vesting schedule at the time they were hired by us. The board of directors periodically grants additional options to the current named executive officers that typically vest ratably over a three-year period.

        All stock options and RSUs issued to our current named executive officers vest and become exercisable upon a change in control.

 Outstanding Equity Awards at 2019 Fiscal Year End

        The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2019.

		Number of Securities Underlying Unexercised Options
	Options Vesting Commencement Date
					Option exercise price	Stock Option expiration date
		Exercisable	Unexercisable
Lisa A. Conte	4/1/2014	153	—	(1)	$1,659	4/1/2024
	7/2/2015	81	—	(2)	$5,344.50	7/2/2025
	7/7/2015	108	—	(3)	$5,082.00	7/7/2025
	4/1/2016	66	—	(4)	$1,659.00	4/1/2026
	9/22/2016	303	—	(5)	$1,312.50	9/22/2026
	12/19/2016	16	—	(6)	$777.00	12/19/2026
	12/21/2017	272	—	(7)	$129.57	12/21/2027
	3/12/2018	2,663	430	(8)	$588.00	3/12/2028
	6/1/2018	4,088	2,311	(9)	$190.86	6/1/2028
	7/24/2019	347,350	694,702	(10)	$1.73	7/24/2019
Steven R. King, Ph.D.	4/1/2014	89	—	(1)	$2,661.75	4/1/2024
	7/2/2015	47	—	(2)	$5,344.505	7/2/2025
	4/1/2016	27	—	(4)	$1,659.00	4/1/2026
	9/22/2016	22	—	(5)	$1,312.50	9/22/2026
	12/19/2016	4	—	(6)	$11.10	12/19/2026
	12/21/2017	91	—	(7)	$129.57	12/21/2027
	3/12/2018	1,089	176	(8)	$588.00	3/12/2028
	6/1/2018	1,362	771	(9)	$190.86	6/1/2028
	7/24/2019	115,783	231,568	(10)	$1.73	7/24/2019
Jonathan Wolin	11/28/2018	595	834		$30.80	11/28/2018
	7/24/2019	57,891	202,622	(10)	$1.73	7/24/2019
	9/5/2019	7,250	36,250		$1.20	9/5/2019
Karen S. Wright	11/9/2015	0	—	(11)	$30.60	11/23/2025
	4/1/2016	0	—	(11)	$23.70	4/1/2026
	9/22/2016	0	—	(11)	$18.75	9/22/2026
	12/19/2016	0	—	(11)	$11.10	12/19/2026
	12/21/2017	0	—	(11)	$1.85	12/21/2027
	3/12/2018	0	—	(11)	$8.40	3/12/2028
	6/1/2018	0	—	(11)	$2.73	6/1/2028
	7/24/2019	—	—	(11)	$1.73	7/24/2019

(1)
On January 1, 2015, 25% of each of such named executive officer's shares vested and became exercisable. The remainder of the shares were vested in approximately equal monthly installments through April 1, 2017, subject to continued service with us through each relevant vesting date.

(2)
The shares were granted on July 2, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders' meeting and vest 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 2, 2018, subject to continued service with us through each relevant vesting date.

(3)
The shares were granted on July 7, 2015 contingent upon the approval of the stockholders at the June 14, 2016 annual stockholders' meeting and vested 1/36th per month beginning one month after grant date, with the remainder vested equally over the following 35 months such that the option was fully vested on July 7, 2018, subject to continued service with us through each relevant vesting date.

(4)
The options were granted on April 1, 2016, which became effective at the annual stockholders' meeting of June 14, 2016, and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on April 1, 2019, subject to continued service with us through each relevant vesting date.

(5)
The options were granted on September 22, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on September 22, 2019, subject to continued service with us through each relevant vesting date.

(6)
The options were granted on December 19, 2016 and vest 1/36th per month beginning one month after grant, with the remainder vesting equally over the following 35 months such that the option is vested in full on December 19, 2019, subject to continued service with us through each relevant vesting date.(10)

(7)
The options were granted on December 21, 2017 and vest 100% on March 31, 2018 if the officer is an employee as of such date.

(8)
The options were granted on March 12, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on March 12, 2021, subject to continued service with us through each relevant vesting date.

(9)
The options were granted on June 1, 2018 and vest 1/36th per month over thirty-six months such that the option is vested in full on June 12, 2021, subject to continued service with us through each relevant vesting date.

(10)
The options that were granted on July 24, 2019 vest 1/36th per month over thirty-six months with additional vesting credited to an employee at a rate of 1/36 for every year of service at time of grant. The option will vest in full on July 23, 2022

(11)
Ms. Wright did not exercise her vested options between her resignation on August 9, 2019 and 90 days hence. Therefore, her vested options forfeited on November 8, 2019 and her unvested options forfeited on the day of her resignation.

Executive Employment Agreements

Lisa A. Conte

        In March 2014, we entered into an offer letter with Ms. Conte to serve as our Chief Executive Officer, effective March 1, 2014, in an at-will capacity. Under this offer letter, Ms. Conte's annual base salary is $400,000, she is eligible for an annual target bonus of 30% of her base salary. Effective June 15, 2015, our board of directors has reviewed the terms of Ms. Conte's employment arrangement in connection with its annual compensation review, and has adjusted Ms. Conte's base salary to $440,000. Ms. Conte is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 1, 2018, the Compensation Committee adjusted Ms. Conte's base salary to $500,000.

        In April 2014, Ms. Conte was granted a stock option to purchase 153 shares of Common Stock at an exercise price of $2,661.75 per share. The option has a 10-year term and vests as follows: 25% vested on January 1, 2015, 9 months after the grant date, with the remainder vesting equally over the next 27 months such that the option was vested in full on April 1, 2017. On June 2, 2014, Ms. Conte was granted 255 RSUs, or RSUs. Fifty percent of the shares of Common Stock underlying the RSUs vested and were issued on January 1, 2016, and the remaining 50% will vest and be issuable on July 1, 2017 pursuant to the terms of the RSU agreement. In the event of a change in control, as defined in the Jaguar Health, Inc. 2013 Equity Incentive Plan (the "2013 Plan"), the vesting of all outstanding awards granted to Ms. Conte under the 2013 Plan will accelerate if Ms. Conte's service with us is terminated without cause within twelve months of the change in control.

        In June 2016, Ms. Conte was granted a stock option to purchase 19 shares of Common Stock at an exercise price of $7,035 per share. The option has a 10-year term and vests as follows: 81% vested January 14, 2018, 19 months after the grant date, with the remainder vesting equally over the next 7 months such that the option was vested in full on June 13, 2019. In the event of a change in control, as defined in the Jaguar Health, Inc. 2014 Equity Incentive Plan (the "2014 Plan"), the vesting of all outstanding awards granted to Ms. Conte under the 2014 Plan will accelerate if Ms. Conte's service with us is terminated without cause within twelve months of the change in control.

Steven R. King, Ph.D.

        In February 2014, we entered into an offer letter with Dr. King to serve as our Executive Vice President, Sustainable Supply, Ethnobotanical Research and Intellectual Property, effective March 1, 2014, in an at-will capacity. Under the offer letter, Dr. King's annual base salary is $255,000, he is eligible for an annual target bonus of 30% of his base salary, and he is eligible to participate in the employee benefit plans we offer to our other employees. Effective June 15, 2015, our board of directors has reviewed the terms of Dr. King's employment arrangement in connection with its annual compensation review, and has adjusted Dr. King's base salary to $280,500. Dr. King is entitled to participate in all employee benefit plans, including group health care plans and all fringe benefit plans. Effective May 1, 2018, the Compensation Committee adjusted Dr. King's base salary to $290,317. On November 1, 2019, Dr. King's annual base salary was increased from $290,317 to $300,000.

        In April 2014, Dr. King was granted a stock option to purchase 93,556 shares of Common Stock at an exercise price of $2.54 per share. The option has a 10-year term and vests as follows: 25% vested on January 1, 2015, 9 months after the grant date, with the remainder vesting equally over the next 27 months such that the option was vested in full on April 1, 2017. In June 2014, Dr. King was granted 10,395 RSUs. Fifty percent of the shares of Common Stock underlying the RSUs vested and were issued on January 1, 2016, and the remaining 50% will vest and be issuable on July 1, 2017 pursuant to the terms of the RSU agreement. In the event of a change in control, as defined in the 2013 Plan, the vesting of all outstanding awards granted to Dr. King under the 2013 Plan will accelerate if Dr. King's service with us is terminated without cause within twelve months of the change in control.

        In June 2016, Dr. King was granted a stock option to purchase 27 shares of Common Stock at an exercise price of $1,659 per share. The option has a 10-year term and vests as follows: 81% vested January 14, 2018, 19 months after the grant date, with the remainder vesting equally over the next 7 months such that the option was vested in full on June 13, 2019. In the event of a change in control, as defined in the Jaguar Health, Inc. 2014 Equity Incentive Plan (the "2014 Plan"), the vesting of all outstanding awards granted to Dr. King under the 2014 Plan will accelerate if Dr. King's service with us is terminated without cause within twelve months of the change in control.

Jonathan S. Wolin

        In November 2018, we entered into an offer letter with Mr. Wolin to serve as our Chief Compliance Officer, effective November 28, 2018, in an at will capacity. Under the offer letter Mr. Wolin's annual base salary is $260,000, he is eligible to receive an annual target bonus of 40% of his base salary, and he is eligible to participate in the employee benefit plans we offer to our other employees. On September 6, 2019, we entered into a promotion letter with Mr. Wolin, pursuant to which his base salary was increased to $280,800, effective September 1, 2019. His annual base salary was increased to $300,000 and $309,000 effective November 1, 2019 and April 1, 2020, respectively.

        In November 2018, Mr. Wolin was granted a stock option to purchase 1,429 shares of Common Stock at an exercise price of $30.80 per share. The options have a 10 year term and vests as follows: 25% vested on August 28, 2019, 9 months after the grant date, with the remainder vesting equally over the next 27 months such that the option will vest in full in November 2021. In the event of a change in control, as defined under the 2014 Plan, the vesting of all outstanding awards granted to Mr. Wolin under the 2014 Plan will accelerate if Mr. Wolin's service with us is terminated without cause within twelve months of the change in control.

Karen S. Wright

        In October 2015, we entered into an offer letter with Ms. Wright to serve as our Executive Vice President, Finance, effective November 9, 2015, in an at-will capacity. On December 15, 2015 the board of directors approved Ms. Wright's appointment to serve as our Chief Finance Officer. Under the offer letter, Ms. Wright's annual base salary is $240,000, she is eligible for an annual target bonus of 25% of her base salary, and she is eligible to participate in the employee benefit plans we offer to our other employees. Effective May 1, 2018, the Compensation Committee adjusted Ms. Wright's base salary to $301,000.

        In November 2015, Ms. Wright was granted a stock option to purchase 19 shares of Common Stock at an exercise price of $2,142 per share. The option has a 10-year term and vests as follows: 25% vested on August 9, 2016, 9 months after the hire date, with the remainder vesting equally over the next 27 months such that the option is vested in full on November 9, 2018. On August 9, 2019, Ms. Wright resigned as Chief Financial Officer and Treasurer of the Company.

        In June 2016, Ms. Wright was granted a stock option to purchase 4 shares of Common Stock at an exercise price of $1,659 per share. The option has a 10-year term and vests as follows: 81% vested January 14, 2018, 19 months after the grant date, with the remainder vesting equally over the next 7 months such that the option was vested in full on June 13, 2019. In the event of a change in control, as defined in the Jaguar Health, Inc. 2014 Equity Incentive Plan (the "2014 Plan"), the vesting of all outstanding awards granted to Ms. Wright under the 2014 Plan will accelerate if Ms. Wright's service with us is terminated without cause within twelve months of the change in control.

 Compensation of Directors

        The following table summarizes the total compensation earned in 2018 and 2019 for the Company's non-management directors. Ms. Conte receives no additional compensation for her service as a director. Messrs. Johnson and Siegel did not join the board of directors until March 2018, and Messrs. Divis and MacNaughtan did not join the board of directors until June 2018, and therefore, did not receive any compensation for 2018. Messrs. Johnson and MacNaughtan resigned from the Board effective February 21, 2020.

	Year	Fees Earned or Paid in Cash ($)	Option awards ($)(6)	Total ($)
James J. Bochnowski	2019	—	280,373	280,373
	2018	—	160,622	114,976
Folkert W. Kamphuis(1)	2019	—	—	—
	2018	—	109,931	109,931
Jiahao Qui	2019	—	—	—
	2018	—	18,065	18,065
Zhi Yang(2)	2019	—	—	—
	2018	—	18,065	18,065
John Micek III	2019	—	148,938	148,938
	2018	—	108,760	108,760
Ari Azhir(3)	2019	—	—	—
	2018	—	30,327	30,327
Jeffery C. Johnson(4)	2019	—	76,580	76,580
	2018	—	29,286	29,286
Greg J. Divis	2019	—	69,858	69,858
	2018	—	15,223	15,223
Jonathan B. Siegel	2019	—	101,012	101,012
	2018	—	29,286	29,286
Murray David MacNaughtan(5)	2019	—	69,858	69,858
	2018	—	15,223	15,223

Footnote to Compensation of Directors Table

(1)
Mr. Kamphuis's 3-year term on the board of directors ended effective May 18, 2018.

(2)
Dr. Yang's 3-year term on the board of directors ended effective May 18, 2018.

(3)
Dr. Azhir resigned from the board of directors effective March 29, 2018.

(4)
Mr. Johnson resigned from the board of directors effective February 21, 2020.

(5)
Mr. MacNaughtan resigned from the board of directors effective February 21, 2020.

(6)
Represents the dollar amounts recognized for financial statement reporting purposes with respect to the fiscal year (for stock option awards) determined under FASB ASC Topic 718. The aggregate number of options held by each non-management director officer as of December 31, 2019 was as follows: Mr. Bochnowski holds an aggregate of 213,184 options (38 options granted in fiscal year 2014, 19 options granted in fiscal year 2015, 98 options granted in fiscal year 2016 ,4,619 options granted in fiscal year 2018 and 208,410 options granted in fiscal year 2019). Mr. Bochnowski was granted 45,486 options in March 2020; Mr. Kamphuis holds an aggregate of 889 options (48 options granted in fiscal year 2015; 82 options granted in fiscal year 2016 and 759 options granted in fiscal year 2018); Mr. Qui holds an aggregate of 197 options (10 options granted in fiscal year 2015; 2 options granted in fiscal year 2016 and 185 options granted in fiscal year 2015);

  Dr. Yang holds no outstanding options. Mr. Micek III holds an aggregate of 124,324 options (102 options granted fiscal year 2016, 2,649 options granted fiscal year 2018 and 121,573 options granted in fiscal year 2019). Mr. Micek was granted 26,533 options in March 2020.; Mr. Azhir holds an aggregate of 654 options (93 options granted fiscal year 2016 and 561 options granted fiscal year 2018); Mr. Johnson holds an aggregate of 123,071 options (1,498 options granted fiscal year 2018 and 121,573 options granted in fiscal year 2019); Mr. Divis holds an aggregate of 123,071 options (1,498 options granted fiscal year 2018 and 121,573 options granted in fiscal year 2019). Mr. Divis was granted 26,533 options in March 2020.; Mr. Siegel holds an aggregate of 209,908 options (1,498 options granted fiscal year 2018 and 208,410 options granted in fiscal year 2019), Mr. Siegel was granted 45,486 options in March 2020.; and Mr. MacNaughtan holds an aggregate of 123,071 options (1,498 options granted fiscal year 2018 and 121,573 options granted in fiscal year 2019).

 CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        The following includes a summary of transactions since January 1, 2019, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest. Compensation arrangements for our directors and executive officers are described in our annual proxy statement on Schedule 14A.

Transactions with Sagard

        On May 29, 2019, the Company entered into a securities purchase agreement with Sagard Capital Partners, L.P. ("Sagard"), pursuant to which the Company issued to Sagard a promissory note in the principal amount of $500,000 (as amended, the "Sagard Note") and a 5-year warrant (the "Sagard Warrant") to purchase 187,500 in shares of the Company's common stock (the "Sagard Warrant Shares"). The Sagard Note bore interest at the rate of 12% per annum and was scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff letter with Sagard, pursuant to which the Company paid Sagard $508,712 in cash to repay in full the Sagard Note, including interest accrued thereon.

        On May 30, 2019, in consideration for the consent and waiver by Sagard to the Company's guarantee of Napo's obligations under the Existing Notes (as defined below) and the transactions contemplated in the Exchange Agreements (defined below) and Security Agreements (defined below), the Company agreed to pay Sagard a consent fee in an amount equal to $250,000, which was paid in July 2019.

        At the time of the above-referenced transactions, Sagard held in excess of 5% of our outstanding shares of Common Stock on an as-converted basis.

Transactions with CVP

        In January through May 2019, the Company entered into exchange agreements with Chicago Venture Partners L.P. ("CVP"), pursuant to which the Company issued 395,970 shares of Common Stock in the aggregate to CVP in exchange for the elimination of approximately $6.4 million in the principal amount of secured promissory notes bearing interest at the rate of 8% per annum that were issued by the Company between June 2017 and March 2018 (the "CVP Notes"). The shares of Common Stock that were exchanged for portions of the secured promissory notes were issued in reliance on the exemption from registration provided under Section 3(a)(9) of the Securities Act.

        On May 28, 2019, the Company and Napo (collectively, "the "Borrower") entered into an exchange agreement (the "Exchange Agreement") with CVP, the holder of $10.5 million outstanding aggregate amount of convertible promissory notes issued by Napo pursuant to the Amended and Restated Note Purchase Agreement, dated March 31, 2017, by and between Napo, Kingdon Associates, M. Kingdon Offshore Master Fund L.P., Kingdon Family Partnership, L.P., and Kingdon Credit Master Fund L.P. (collectively, the "Existing Notes"). Pursuant to the Exchange Agreement, CVP exchanged the Existing Notes for a secured promissory note in the original principal amount of $10,535,900 the ("Exchange Note 1") and a secured promissory note in the original principal amount of $2,296,926 ("Exchange Note 2" and together with Exchange Note 1, the "Exchange Notes"). The Exchange Notes bear interest at the rate of 10% per annum and mature on December 31, 2020. The outstanding balance of Exchange Note 2 is equal to the exchange fee that the Company agreed to pay CVP in consideration of certain accommodations granted to the Company and Napo, including but not limited to the extension of the maturity dates of the Existing Notes and the legal and other fees incurred by

CVP in connection with the effectuation of the transactions contemplated under the Exchange Agreement.

        On May 28, 2019, CVP also entered into security agreements with the Company (the "Jaguar Security Agreement") and Napo (the "Napo Security Agreement", and together with the Jaguar Security Agreement, the "Security Agreements"), pursuant to which CVP received (i) a security interest in substantially all of the Company's assets as security for the Company's obligations under Exchange Note 2 and (ii) a security interest in substantially all of Napo's assets as security for Napo's obligations under Exchange Note 1 and Exchange Note 2. Notwithstanding the foregoing, (a) the amount owing under Exchange Note 2 will not be considered part of the obligations secured by the Napo Security Agreement until such time as Jaguar receives permission from Sagard and (b) the security interest granted under the Jaguar Security Agreement will be automatically terminated and released upon Jaguar's receipt of a waiver from Sagard.

        At the time of the above-referenced transactions, CVP held in excess of 5% of our outstanding shares of Common Stock.

Transactions with Oasis Capital

        In January through March of 2019, the Company issued 194,760 shares of Common Stock to Oasis Capital pursuant to a common stock purchase agreement, dated January 7, 2019, between the Company and Oasis Capital (the "January CSPA"), of which 4,285 shares of Common Stock were issued to Oasis Capital as an inducement to enter into the January CSPA and the remaining 190,475 shares were issued in a primary offering consisting of an equity line of credit at a fixed price of $52.50 per share or such other price agreed upon between the Company and Oasis Capital from time to time.

        On March 24, 2019, the Company entered into a securities purchase agreement with Oasis Capital, pursuant to which the Company issued and sold in a registered public offering by the Company directly to Oasis Capital an aggregate of 19,019 shares of Common Stock at an offering price of $14.00 per share for gross proceeds of approximately $266,266 before deducting the placement agent fee and related offering expenses.

        On April 5, 2019, the Company issued 4,842 shares of Common Stock to Oasis Capital pursuant to a common stock purchase agreement, dated April 1, 2019, between the Company and Oasis Capital (the "April CSPA"), which shares were offered and sold in a primary offering consisting of an equity line of credit at a price of $20.65 per share. The April CSPA was cancelled on June 14, 2019.

        On November 13, 2019, the Company entered into a securities purchase agreement with Oasis Capital, pursuant to which the Company issued and sold, in a registered public offering by the Company directly to Oasis Capital, pre-funded warrants to purchase up to 2,222,223 shares (the "Pre-Funded Warrant Shares") of Common Stock at an offering price of $0.80 per share (the "Pre-Funded Warrants"), which when added together with the exercise price of $0.01 per share, equaled the Minimum Price as defined under Nasdaq Listing Rule 5635(d).

        On December 23, 2019, the Company entered into an exchange agreement (the "Exchange Agreement") with Oasis Capital, pursuant to which Oasis Capital exchanged the remaining Pre-Funded Warrants exercisable for 1,236,223 shares of Common Stock and 695,127 Pre-Funded Warrant Shares currently held by Oasis Capital (collectively, the "Exchange Securities") for 10,165 shares (the "Series B-2 Preferred Shares") of the Company's newly authorized Series B-2 Convertible Preferred Stock pursuant to Section 3(a)(9) of the Securities Act (the "Exchange Transaction"). No additional shares of Common Stock were issued to Oasis Capital in the Exchange Transaction, and the number of shares of Common Stock underlying the Exchange Securities is equal to the number of shares of Common Stock underlying the Series B-2 Preferred Shares.

        On March 24, 2020, the Company entered into an equity purchase agreement (the "ELOC Purchase Agreement") with Oasis Capital which provides that, upon the terms and subject to the conditions and limitations set forth therein, Oasis Capital is committed to purchase up to an aggregate of $2.0 million of shares of Common Stock over the 36-month term of the ELOC Purchase Agreement. For further details regarding this transaction, see "PROPOSAL 3—APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF JAGUAR COMMON STOCK TO OASIS CAPITAL" of this Proxy Statement.

        At the time of the above-referenced transactions, Oasis Capital held in excess of 5% of our outstanding shares of Common Stock.

Transactions with Ionic Ventures, LLC

        On July 23, 2019, the Company issued 2,291 shares of Series B Preferred Stock, Series 1 warrants to purchase 1,250,000 shares of Common Stock ("Series 1 Warrants"), and Series 2 warrants to purchase 1,250,000 shares of Common Stock ("Series 2 Warrants") to Ionic Ventures, LLC ("Ionic") as part of an underwritten registered public offering (the "July 2019 Offering").

        On October 2, 2019, the Company entered into a warrant exercise agreement with Ionic, pursuant to which Ionic exercised for cash all of its Series 1 Warrants in accordance with the existing terms of the Series 1 Warrants for gross proceeds of $1,750,000 in exchange for the Company's issuance to Ionic of 63 shares (the "Series B-1 Preferred Shares") of the Company's Series B-1 Preferred Stock, with a stated value of $12,201 (the "Series B-1 Preferred Stock"), which Series B-1 Preferred Shares are convertible for 630,063 shares of Common Stock.

        On March 24, 2020, the Company entered into a warrant exercise and preferred stock amendment agreement (the "Amendment Agreement") with Ionic, pursuant to which Ionic agreed to exercise in cash its Series 2 Warrants at a reduced exercise price of $0.5227 per share for gross proceeds to the Company of approximately $653,400. As further inducement to enter into the Amendment Agreement, the Company agreed to reduce the conversion price of the Company's Series B Preferred Stock (of which Ionic remains the sole holder) from $2.00 to $0.4456.

Transactions with Bryan Ezralow

        On April 3, 2019, the Company entered into securities purchase agreements with certain entities controlled by Bryan Ezralow (the "Ezralow Entities"), pursuant to which the Company issued promissory notes in the aggregate principal amount of $1,000,000 (the "Ezralow Notes") and 5-year warrants to purchase 500,000 shares of the Company's common stock (the "Ezralow Warrant Shares") for an aggregate purchase price of $1,000,000. The Ezralow Notes bore interest at the rate of 12% per annum and were scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into payoff agreements with the Ezralow Entities, pursuant to which the Ezralow Notes were cancelled in consideration for the Company's payment of $518,082 in cash and the application of an additional $518,082 in funds allocated for repayment of the Ezralow Notes towards the purchase of units in the July 2019 Offering.

        Mr. Ezralow held in excess of 5% of our outstanding shares of Common Stock on an as converted basis following the consummation of the above-referenced transaction.

Transactions with Lisa A. Conte

        Lisa A. Conte has served as our President, Chief Executive Officer and a member of our board of directors since she founded the company in June 2013. On June 4, 2019, the Company entered into a securities purchase agreement with Ms. Conte, pursuant to which the Company issued a promissory note in the principal amount of $100,000 (the "Conte Note") and a 5-year warrant to purchase 37,500 shares of the Company's common stock (the "Conte Warrant Shares") for an aggregate purchase price of $100,000. The Conte Note bore interest at the rate of 12% per annum and was scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff letter with Ms. Conte, pursuant to which the Company paid Ms. Conte $101,610 in cash to repay in full the Conte Note, including interest accrued thereon.

Transactions with James J. Bochnowski

        James J. Bochnowski has served as a member of our board of directors since February 2014 and as Chairperson of our board since June 2014. On April 11, 2019, the Company entered into a securities purchase agreement with Bochnowski Family Trust (the "Bochnowski Trust"), for which Mr. Bochnowski is a co-trustee and beneficiary and shares voting and investment control over securities held in such trust, pursuant to which the Company issued a promissory note in the principal amount of $350,000 (the "Bochnowski Note") and a 5-year warrant to purchase 218,750 shares of the Company's common stock for an aggregate purchase price of $350,000. The Bochnowski Note bore interest at the rate of 12% per annum and was scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff agreement with the Bochnowski Trust, pursuant to which the Bochnowski Note was cancelled in consideration for the Company's application of $361,161 in funds allocated for repayment of the Bochnowski Note towards the purchase of units in the July 2019 Offering.

Transactions with Jonathan B. Siegel

        Mr. Siegel has served as a member of our board of directors since March 2018. On May 31, 2019, the Company entered into a securities purchase agreement with JBS Healthcare Ventures LLC (the "JBS"), for which Mr. Siegel is the sole member, pursuant to which the Company issued promissory notes in the aggregate principal amount of $75,000 (the "JBS Notes") and 5-year warrants to purchase 34,375 shares of the Company's common stock (the "JBS Warrant Shares") for an aggregate purchase price of $75,000. The JBS Notes bore interest at the rate of 12% per annum and were scheduled to mature on July 31, 2019. On July 23, 2019, the Company entered into a payoff agreement with the JBS, pursuant to which the JBS Notes were cancelled in consideration for the Company's payment of $50,821 in cash and the application of an additional $25,410 in funds allocated for repayment of the JBS Notes towards the purchase of units in the July 2019 Offering.

Transactions with Charles C. Conte

        Charles C. Conte is the brother of Lisa A. Conte, who has served as our President, Chief Executive Officer and a member of our board of directors since she founded the company in June 2013.

        On March 24, 2020, the Company entered into a Landlord Letter of Credit Agreement with Charles Conte (the "LC Facilitator"), pursuant to which the Company will pay the LC Facilitator an amount equal to $10,000 per month as consideration for delivering to the landlord (the "Landlord") of the Company's office space located at 201 Mission Street, Suite 2375, San Francisco, California (the "Premises"), a standby, unconditional, irrevocable, transferable letter of credit (the "Letter of Credit"), naming the Landlord as beneficiary, as collateral for the full performance by the Company of all of its obligations under the office lease agreement relating to the Premises. The Company also agreed to reimburse LC Facilitator up to $7,500 for reasonable out-of-pocket expenses incurred in establishing the Letter of Credit.

Indemnification Agreements

        We have entered into indemnification agreements with each of our directors and officers. These agreements, among other things, require us or will require us to indemnify each director to the fullest extent permitted by Delaware law, including indemnification of expenses such as expenses, judgments, penalties, fines and amounts paid in settlement to the extent legally permitted incurred by the director or officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person's services as a director or officer.

DELINQUENT SECTION 16(A) REPORTS

        Section 16(a) of the Exchange Act, and regulations of the SEC thereunder require our directors, officers and persons who own more than 10% of our Common Stock, as well as certain affiliates of such persons, to file initial reports of their ownership of our Common Stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2019, our directors, officers and owners of more than 10% of our Common Stock complied with all applicable filing requirements.

 AUDIT COMMITTEE REPORT

        Management has primary responsibility for our financial statements and the overall reporting process, including maintaining effective internal control over financial reporting and assessing the effectiveness of our system of internal controls. The independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present our financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles, and discusses with the Audit Committee any issues it believes should be raised with the Audit Committee. These discussions include a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Audit Committee monitors our processes, relying, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

        Mayer Hoffman McCann P.C. (MHM), our Company's independent auditor for the year ended December 31, 2019, is responsible for expressing an opinion on the fairness of the presentation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America, in all material respects.

        In this context, the Audit Committee has reviewed and discussed with management and MHM the audited financial statements for the year ended December 31, 2019. The Audit Committee has discussed with MHM the matters that are required to be discussed under the Public Accounting Oversight Board Auditing Standard No. 1301 "Communications with Audit Committees". MHM has provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board's Ethics and Independence rule 3526 "Communications with Audit Committees Concerning Independence", and the Audit Committee has discussed with MHM that firm's independence. The Audit Committee has concluded that MHM's provision of audit and non-audit services to the Company are compatible with MHM's independence.

        Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2019 be included in our Annual Report on Form 10-K. This report is provided by the following independent directors, who comprise the Audit Committee:

Audit Committee:
John Micek III, Chairperson James J. Bochnowski Jonathan B. Siegel
April 1, 2020

 STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

        In accordance with SEC Rule 14a-8, in order for stockholder proposals intended to be presented at the 2021 Annual Meeting of Stockholders to be eligible for inclusion in our proxy statement for such meeting, they must be received by us at our executive offices in San Francisco, California, before December 4, 2020. The board of directors has not determined the date of the 2021 Annual Meeting of the Company's Stockholders, but does not currently anticipate that the date will be changed by more than 30 calendar days from the date of the 2020 Annual Meeting of Stockholders.

        Stockholder proposals (including recommendations of nominees for election to the board of directors) intended to be presented at the 2021 Annual Meeting of Stockholders, other than a stockholder proposal submitted pursuant to SEC Rule 14a-8, must be received in writing at our principal executive office no earlier than January 15, 2021 and no later February 14, 2021, in accordance with our bylaws. If the date of the 2021 Annual Meeting of Stockholders is scheduled for a date more than 30 days before or more than 60 days after May 15, 2020, then such proposals must be received not later than the close of business on the later of the 90th day prior to the scheduled date of the 2021 Annual Meeting or the 10th day following the day on which public disclosure of the date of the 2021 Annual Meeting of Stockholders is first made, as set forth in our bylaws.

AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

        A copy of our Annual Report, which includes certain financial information about the Company, is being provided with this Proxy Statement. Copies of our Annual Report (exclusive of exhibits and documents incorporated by reference) may also be obtained for free by directing written requests to: Jaguar Health, Inc., Attention: Jonathan S. Wolin, 201 Mission Street, Suite 2375, San Francisco, CA 94105 (415.371.8300 phone). Copies of exhibits and basic documents filed with the Annual Report or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report over the Internet at the SEC's website, www.sec.gov, or at https://jaguarhealth.gcs-web.com/financial-information/annual-reports.

LIST OF THE COMPANY'S STOCKHOLDERS

        A list of our stockholders as of March 23, 2020, the Record Date, will be available for inspection at our corporate headquarters during normal business hours during the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

        Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process is known as "householding" and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

        If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

  1.
  If your shares are registered in your own name, please contact our transfer agent by writing to them at American Stock Transfer & Trust Company, LLC, 6201 15th Ave., Brooklyn, NY 11219 (Attn: Jaguar Health, Inc. Representative), calling 1-800-937-5449, or emailing help@astfinancial.com.

  2.
  If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

 OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

        Our board of directors knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

By Order of the Board of Directors.

Lisa A. Conte Chief Executive Officer & President
San Francisco, California [ ], 2020

ANNUAL MEETING OF SHAREHOLDERS OF JAGUAR HEALTH, May 15, 2020 INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 10030030003000001000 6 051520 pool to five percent (5%) of the total number of shares of Common Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. Election of Director: NOMINEE: FOR THE NOMINEEJohn Micek IIIClass II director WITHHOLD AUTHORITY FOR THE NOMINEE FOR AGAINST ABSTAIN 2. Approving an amendment to the Jaguar Health, Inc. 2014 Stock Incentive Plan to increase the annual replenishment of the share Stock outstanding on December 31st of the preceding calendar year; 3. Approving, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 68,807 shares of Common Stock to Oasis Capital, LLC (“Oasis Capital”) as consideration for Oasis Capital’s commitment, pursuant to the Company’s equity purchase agreement with Oasis Capital, to purchase from the Company, from time to time, up to $2,000,000 shares of Common Stock; and 4. Ratifying the appointment of Mayer Hoffman McCann P.C. as the Company’ s independent registered public accounting firm for the fiscal year ended December 31, 2020. 5. Such other business as properly may come before the Annual Meeting or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1 and FOR Proposals 2, 3 and 4. MARK“X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of ShareholderDate: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at https://jaguarhealth.gcs-web.com/financial-information/annual-reports COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS

QuickLinks

GENERAL INFORMATION ABOUT VOTING
NO DISSENTERS' RIGHTS
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1—ELECTION OF DIRECTORS
PROPOSAL 2—APPROVE THE AMENDMENT OF OUR 2014 STOCK INCENTIVE PLAN TO INCREASE THE ANNUAL REPLENISHMENT OF THE SHARE POOL TO FIVE PERCENT (5%) OF THE TOTAL NUMBER OF SHARES OF COMMON STOCK OUTSTANDING ON DECEMBER 31ST OF THE PRECEDING CALENDAR YEAR.
PROPOSAL 3—APPROVAL, PURSUANT TO NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF SHARES OF JAGUAR COMMON STOCK TO OASIS CAPITAL
PROPOSAL 4—RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CORPORATE GOVERNANCE
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
EXECUTIVE OFFICERS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS Summary Compensation Table (2019 and 2018)
Outstanding Equity Awards at 2019 Fiscal Year End
Compensation of Directors
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
DELINQUENT SECTION 16(A) REPORTS
AUDIT COMMITTEE REPORT
STOCKHOLDER PROPOSALS FOR 2021 ANNUAL MEETING
AVAILABILITY OF ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K
LIST OF THE COMPANY'S STOCKHOLDERS
DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING